                                                                     Exhibit 4.1

--------------------------------------------------------------------------------



                               ________________

                                   Indenture

                           Dated as of July 2, 2001

                                By and Between

                        MISSION ENERGY HOLDING COMPANY

                                      And

                           Wilmington Trust Company

                                  as Trustee

                               ________________



                                 $900,000,000


                     13.50% SENIOR SECURED NOTES DUE 2008


--------------------------------------------------------------------------------

                        Mission Energy Holding Company

              Reconciliation and tie between Trust Indenture Act
                of 1939 and Indenture, dated as of July 2, 2001


Trust Indenture                                                 Indenture
  Act Section                                                    Section
---------------                                                 ---------

(S) 310(a)(1)     ............................................     609
       (a)(2)     ............................................     609
       (a)(3)     ............................................     Not
                                                                   Applicable
       (a)(4)     ............................................     Not
                                                                   Applicable
       (b)        ............................................     608
                                                                   610
       (c)        ............................................     Not
                                                                   Applicable
(S) 311(a)        ............................................     613
       (b)        ............................................     613
       (c)        ............................................     Not
                                                                   Applicable
(S) 312(a)        ............................................     701
                                                                   702(a)
       (b)        ............................................     702(b)
       (c)        ............................................     702(c)
(S) 313(a)        ............................................     703(a)
       (b)        ............................................     703(a)
       (c)        ............................................     703(a)
       (d)        ............................................     703(b)
(S) 314(a)(1),(2)
      and (3)     ............................................     704
       (a)(4)     ............................................     1022
       (b)        ............................................     1302
       (c)(1)     ............................................     102
       (c)(2)     ............................................     102
       (c)(3)     ............................................     Not
                                                                   Applicable
       (d)        ............................................     Not
                                                                   Applicable
       (e)        ............................................     102
(S) 315(a)        ............................................     601
       (b)        ............................................     602
       (c)        ............................................     601
       (d)        ............................................     601
       (e)        ............................................     514

Trust Indenture                                                 Indenture
  Act Section                                                    Section
---------------                                                 ---------

(S) 316(a)        ............................................     101
       (a)(1)(A)  ............................................     512
       (a)(1)(B)  ............................................     513
       (a)(2)     ............................................     Not
                                                                   Applicable
       (b)        ............................................     508
       (c)        ............................................     104(c)
(S) 317(a)(1)     ............................................     503
       (a)(2)     ............................................     504
       (b)        ............................................     1003
(S) 318(a)        ............................................     107


______________

     Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                               TABLE OF CONTENTS

                                                                                                Page
                                                                                                ----
Parties......................................................................................      1
Recitals of the Company......................................................................      1



                                               ARTICLE ONE

                                     Definitions and Other Provisions
                                          of General Application

SECTION 101.   Definitions...................................................................      1
               Acquired Debt.................................................................      2
               Act...........................................................................      2
               Affiliate.....................................................................      2
               Affiliate Transaction.........................................................      3
               Agent Member..................................................................      3
               Applicable Procedures.........................................................      3
               Asset Sale....................................................................      3
               Attributable Debt.............................................................      4
               Authenticating Agent..........................................................      4
               Beneficial Owner..............................................................      4
               Board of Directors............................................................      4
               Board Resolution..............................................................      5
               Business Day..................................................................      5
               Capital Lease Obligation......................................................      5
               Capital Stock.................................................................      5
               Cash Equivalents..............................................................      5
               Change of Control.............................................................      6
               Clearstream...................................................................      7
               Collateral....................................................................      7
               Commission....................................................................      8
               Company.......................................................................      8
               Company Request" or "Company Order............................................      8
               Consolidated Net Income.......................................................      8
               Consolidated Operating Projects...............................................      9
               Consolidated Restricted Subsidiary............................................      9
               Consolidated Tangible Assets..................................................      9
               Contact Energy................................................................      9
               Corporate Trust Office........................................................      9
               Covenant Defeasance...........................................................      9
               Credit Facilities.............................................................     10
               Currency Agreement............................................................     10
               Default.......................................................................     10

                                                                                                Page
                                                                                                ----
               Defaulted Interest............................................................     10
               Defeasance....................................................................     10
               Depositary....................................................................     10
               Depositary Securities Certification...........................................     10
               Disqualified Stock............................................................     10
               Distributions.................................................................     11
               DTC...........................................................................     11
               Edison International..........................................................     11
               Edison Mission Energy.........................................................     11
               EME Stock Pledge Agreement....................................................     11
               Equity Interests..............................................................     11
               Escrow Agent..................................................................     11
               Euroclear.....................................................................     11
               Event of Default..............................................................     11
               Excess Proceeds...............................................................     11
               Exchange Act..................................................................     11
               Exchange Offer................................................................     12
               Exchange Registration Statement...............................................     12
               Exchange Security.............................................................     12
               Existing Indebtedness.........................................................     12
               Expiration Date...............................................................     12
               Facility......................................................................     12
               Funds Flow from Operations....................................................     12
               GAAP..........................................................................     12
               Global Security...............................................................     12
               Government Securities.........................................................     13
               Guarantee.....................................................................     13
               Hedging Obligations...........................................................     13
               Holder........................................................................     13
               Indebtedness..................................................................     13
               Indenture.....................................................................     14
               Independent Director..........................................................     15
               Initial Purchasers............................................................     15
               Interest Coverage Ratio.......................................................     15
               Interest Expense..............................................................     16
               Interest Payment Date.........................................................     16
               Interest Pledge Agreement.....................................................     16
               Interest Rate Agreement.......................................................     16
               Investment Grade..............................................................     16
               Investments...................................................................     16
               Joint Collateral Agent........................................................     17
               Lien..........................................................................     17
               Liquidated Damages............................................................     17
               Liquidated Damages Notice.....................................................     17
               Loan Interest Escrow Agreement................................................     17

                                                                                                Page
                                                                                                ----
               March Credit Facility.........................................................     18
               Material Adverse Effect.......................................................     18
               Maturity......................................................................     18
               May Credit Facility...........................................................     18
               Moody's.......................................................................     18
               Net Cash Proceeds.............................................................     18
               Net Income....................................................................     20
               Non-Consolidated Operating Projects...........................................     20
               Non-Recourse Debt.............................................................     20
               Notice of Default.............................................................     21
               Obligations...................................................................     21
               October Credit Facility.......................................................     21
               Offer to Purchase.............................................................     21
               Officer.......................................................................     24
               Officers' Certificate.........................................................     24
               Operating Cash Flow...........................................................     24
               Operating Expenses............................................................     24
               Opinion of Counsel............................................................     24
               Original Securities...........................................................     24
               Outstanding...................................................................     24
               Owner Securities Certification................................................     26
               Paying Agent..................................................................     26
               Payment Default...............................................................     26
               Permitted Business............................................................     26
               Permitted Business Asset......................................................     26
               Permitted Investments.........................................................     26
               Permitted Lender..............................................................     28
               Permitted Liens...............................................................     28
               Permitted Refinancing Indebtedness............................................     31
               Person........................................................................     32
               Predecessor Security..........................................................     32
               Project Debt Service..........................................................     33
               Project Operating Expenses....................................................     33
               Project Revenues..............................................................     33
               Public Equity Offering........................................................     33
               Purchase Amount...............................................................     33
               Purchase Date.................................................................     33
               Purchase Price................................................................     34
               Redemption Date...............................................................     34
               Redemption Price..............................................................     34
               Refinancing...................................................................     34
               Registration Default..........................................................     34
               Registration Rights Agreement.................................................     34
               Regular Record Date...........................................................     34
               Regulation S..................................................................     34

                                                                                                Page
                                                                                                ----
               Regulation S Global Security..................................................     34
               Regulation S Legend...........................................................     34
               Regulation S Permanent Global Security........................................     34
               Regulation S Temporary Global Security........................................     34
               Regulation S Temporary Legend.................................................     35
               Resale Registration Statement.................................................     35
               Responsible Officer...........................................................     35
               Restricted Global Security....................................................     35
               Restricted Investment.........................................................     35
               Restricted Payments...........................................................     35
               Restricted Period.............................................................     35
               Restricted Securities.........................................................     35
               Restricted Securities Legend..................................................     36
               Restricted Subsidiary.........................................................     36
               Rule 144......................................................................     36
               Rule 144A.....................................................................     36
               Rule 144A Securities..........................................................     36
               Sale and Leaseback Transaction................................................     36
               Securities....................................................................     36
               Securities Act................................................................     36
               Securities Act Legend.........................................................     36
               Security Documents............................................................     36
               Security Register" and "Security Registrar....................................     37
               Significant Subsidiary........................................................     37
               S&P...........................................................................     37
               Special Record Date...........................................................     37
               Start Date....................................................................     37
               Stated Maturity...............................................................     37
               Step-Down Date................................................................     37
               Step-Up.......................................................................     37
               Subsequent Step-Down Date.....................................................     37
               Subsequent Step-Up............................................................     37
               Subsidiary....................................................................     38
               Successor Security............................................................     38
               Tax Sharing Agreements........................................................     38
               Term Loan.....................................................................     39
               The Mission Group.............................................................     39
               Trading Activities............................................................     39
               Treasury Make-whole...........................................................     39
               Treasury Rate.................................................................     39
               Trustee.......................................................................     40
               Trust Indenture Act...........................................................     40
               Unrestricted Subsidiary.......................................................     40
               Vice President................................................................     41
               Voting Stock..................................................................     42

                                                                                                Page
                                                                                                ----
               Weighted Average Life to Maturity.............................................     42
               Wholly Owned Subsidiary.......................................................     42
SECTION 102.   Compliance Certificates and Opinions..........................................     42
SECTION 103.   Form of Documents Delivered to Trustee........................................     43
SECTION 104.   Acts of Holders; Record Date..................................................     44
SECTION 105.   Notices, Etc., to Trustee and Company.........................................     47
SECTION 106.   Notice to Holders; Waiver.....................................................     48
SECTION 107.   Application of Trust Indenture Act............................................     48
SECTION 108.   Effect of Headings and Table of Contents......................................     49
SECTION 109.   Successors and Assigns........................................................     49
SECTION 110.   Separability Clause...........................................................     49
SECTION 111.   Benefits of Indenture.........................................................     49
SECTION 112.   Governing Law.................................................................     49
SECTION 113.   Legal Holidays................................................................     49
SECTION 114.   No Personal Liability of Directors, Officers, Employees and Stockholders......     50


                                            ARTICLE TWO

                                           Security Forms

SECTION 201.   Forms Generally...............................................................     50
SECTION 202.   Form of Face of Security......................................................     52
SECTION 203.   Form of Reverse of Security...................................................     56
SECTION 204.   Form of Trustee's Certificate of Authentication...............................     62


                                           ARTICLE THREE

                                          The Securities

SECTION 301.   Title and Terms...............................................................     62
SECTION 302.   Denominations.................................................................     64
SECTION 303.   Execution, Authentication, Delivery and Dating................................     64
SECTION 304.   Temporary Securities..........................................................     65
SECTION 305.   Global Securities.............................................................     66
SECTION 306.   Registration, Registration of Transfer and Exchange...........................     68
SECTION 307.   Mutilated, Destroyed, Lost and Stolen Securities...............................    74
SECTION 308.   Payment of Interest; Interest Rights

                                                                                                Page
                                                                                                ----
               Preserved.....................................................................     75
SECTION 309.   Persons Deemed Owners.........................................................     77
SECTION 310.   Cancellation..................................................................     77
SECTION 311.   Computation of Interest.......................................................     77
SECTION 312.   CUSIP Numbers.................................................................     78


                                              ARTICLE FOUR

                                       Satisfaction and Discharge

SECTION 401.   Satisfaction and Discharge of Indenture.......................................     78
SECTION 402.   Application of Trust Money....................................................     80


                                              ARTICLE FIVE

                                                Remedies

SECTION 501.   Events of Default.............................................................     80
SECTION 502.   Acceleration of Maturity; Rescission and Annulment............................     85
SECTION 503.   Collection of Indebtedness and Suits for Enforcement by Trustee...............     86
SECTION 504.   Trustee May File Proofs of Claim..............................................     87
SECTION 505.   Trustee May Enforce Claims Without Possession of Securities...................     88
SECTION 506.   Application of Money Collected................................................     88
SECTION 507.   Limitation on Suits...........................................................     89
SECTION 508.   Unconditional Right of Holders to Receive Principal, Premium and Interest.....     90
SECTION 509.   Restoration of Rights and Remedies............................................     90
SECTION 510.   Rights and Remedies Cumulative................................................     91
SECTION 511.   Delay or Omission Not Waiver..................................................     91
SECTION 512.   Control by Holders............................................................     91
SECTION 513.   Waiver of Past Defaults.......................................................     92
SECTION 514.   Undertaking for Costs.........................................................     92
SECTION 515.   Waiver of Stay or Extension Laws..............................................     93


                                               ARTICLE SIX

                                               The Trustee

SECTION 601.   Certain Duties and Responsibilities...........................................     93

                                                                                                Page
                                                                                                ----
SECTION 602.   Notice of Defaults............................................................     94
SECTION 603.   Certain Rights of Trustee.....................................................     94
SECTION 604.   Not Responsible for Recitals or Issuance of Securities........................     96
SECTION 605.   May Hold Securities...........................................................     96
SECTION 606.   Money Held in Trust...........................................................     96
SECTION 607.   Compensation and Reimbursement................................................     96
SECTION 608.   Disqualification; Conflicting Interests.......................................     97
SECTION 609.   Corporate Trustee Required; Eligibility.......................................     98
SECTION 610.   Resignation and Removal; Appointment of Successor.............................     98
SECTION 611.   Acceptance of Appointment by Successor........................................    100
SECTION 612.   Merger, Conversion, Consolidation or Succession to Business...................    100
SECTION 613.   Preferential Collection of Claims Against Company.............................    101
SECTION 614.   Appointment of Authenticating Agent...........................................    101


                                              ARTICLE SEVEN

                            Holders' Lists and Reports by Trustee and Company

SECTION 701.   Company to Furnish Trustee Names and Address of Holders.......................    103
SECTION 702.   Preservation of Information; Communications to Holders........................    104
SECTION 703.   Reports by Trustee............................................................    104
SECTION 704.   Reports by Company............................................................    105


                                              ARTICLE EIGHT

                                        Merger, Consolidation, Etc.

SECTION 801.   Mergers, Consolidations and Certain Sales of Assets...........................    105
SECTION 802.   Successor Substituted.........................................................    106


                                               ARTICLE NINE

                                         Supplemental Indentures

SECTION 901.   Supplemental Indentures Without Consent

                                                                                                Page
                                                                                                ----
               of Holders....................................................................    107
SECTION 902.   Supplemental Indentures with Consent of Holders...............................    107
SECTION 903.   Execution of Supplemental Indentures..........................................    109
SECTION 904.   Effect of Supplemental Indentures.............................................    110
SECTION 905.   Conformity with Trust Indenture Act...........................................    111
SECTION 906.   Reference in Securities to Supplemental Indentures............................    111


                                               ARTICLE TEN

                                                Covenants

SECTION 1001.  Payment of Principal, Premium, Interest and Liquidated Damages................    111
SECTION 1002.  Maintenance of Office or Agency...............................................    111
SECTION 1003.  Money for Security Payments to be Held in Trust...............................    112
SECTION 1004.  Existence.....................................................................    114
SECTION 1005.  Maintenance of Properties.....................................................    114
SECTION 1006.  Payment of Taxes and Other Claims.............................................    115
SECTION 1007.  Maintenance of Insurance......................................................    115
SECTION 1008.  Limitation on Incurrence of Indebtedness......................................    115
SECTION 1009.  Limitation on Restricted Payments.............................................    120
SECTION 1010.  Limitations Concerning Distributions By Subsidiaries, etc.....................    124
SECTION 1011.  Limitation on Liens...........................................................    127
SECTION 1012.  Limitation on Sale and Leaseback Transactions.................................    128
SECTION 1013.  Limitation on Transactions with Affiliates....................................    129
SECTION 1014.  Limitation on Issuances and Sales of Capital Stock of Restricted
               Subsidiaries..................................................................    131
SECTION 1015.  Independent Director..........................................................    132
SECTION 1016.  Change of Control.............................................................    132
SECTION 1017.  Asset Sales...................................................................    134
SECTION 1018.  Provision of Financial Information............................................    137
SECTION 1019.  Separateness..................................................................    138
SECTION 1020.  Provisions with Respect to Contact Energy.....................................    138
SECTION 1021.  [reserved]....................................................................    138
SECTION 1022.  Statement by Officers as to Default; Compliance Certificates..................    139
SECTION 1023.  Waiver of Certain Covenants...................................................    139

                                                                                                Page
                                                                                                ----
                                              ARTICLE ELEVEN

                                         Redemption of Securities

SECTION 1101.  Right of Redemption...........................................................    140
SECTION 1102.  Applicability of Article......................................................    140
SECTION 1103.  Election to Redeem; Notice to Trustee.........................................    140
SECTION 1104.  Selection by Trustee of Securities to Be Redeemed.............................    140
SECTION 1105.  Notice of Redemption..........................................................    141
SECTION 1106.  Deposit of Redemption Price...................................................    142
SECTION 1107.  Securities Payable on Redemption Date.........................................    142
SECTION 1108.  Securities Redeemed in Part...................................................    143


                                              ARTICLE TWELVE

                                    Defeasance and Covenant Defeasance

SECTION 1201.  Company's Option to Effect Defeasance or Covenant Defeasance..................    143
SECTION 1202.  Defeasance and Discharge......................................................    144
SECTION 1203.  Covenant Defeasance...........................................................    144
SECTION 1204.  Conditions to Defeasance or Covenant Defeasance...............................    145
SECTION 1205.  Deposited Money and U.S. Government Obligations to be Held in Trust;
               Other Miscellaneous Provisions................................................    147
SECTION 1206.  Reinstatement.................................................................    147
SECTION 1207.  Qualifying Trustee............................................................    148


                                             ARTICLE THIRTEEN

                                    Collateral and Security Documents

SECTION 1301.  Security Documents............................................................    148
SECTION 1302.  Recording and Opinions........................................................    149
SECTION 1303.  Release of Collateral.........................................................    150
SECTION 1304.  Certificates of the Company...................................................    151
SECTION 1305.  Joint Collateral Agent........................................................    151
SECTION 1306.  Authorization of Actions to be Taken by the Trustee Under the Security
               Documents.....................................................................    152

                                                                                                Page
                                                                                                ----
SECTION 1307.  Authorization of Receipt of Funds by the Trustee Under the Security
               Documents.....................................................................    153
SECTION 1308.  Duties of Trustee, Joint Collateral Agent and Escrow Agent....................    153


ANNEX A......................................................................................    A-1

ANNEX B......................................................................................    B-1

ANNEX C......................................................................................    C-1

ANNEX D......................................................................................    D-1

ANNEX E......................................................................................    E-1

          INDENTURE, dated as of July 2, 2001, by and between Mission Energy Holding Company, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 955 Overland Court, San Dimas, California 91773, and Wilmington Trust Company, a corporation duly organized and existing under the laws of the State of Delaware, as Trustee (herein called the "Trustee").


                                   RECITALS

          The Company has duly authorized the creation of an issue of its 13.50% Senior Secured Notes due 2008 of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE

                       Definitions and Other Provisions
                            of General Application

SECTION 101.   Definitions.
               -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this

     Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein); and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Acquired Debt" means, with respect to any specified Person:

     (1) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person; and

     (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control", as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of more than 10% of the Voting Stock of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling", "controlled by" and "under common control with" shall have correlative meanings.

          "Affiliate Transaction" has the meaning specified in Section 1013.

          "Agent Member" means any member of, or participant in, the Depositary.

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

          "Asset Sale" means the sale, lease, conveyance or other disposition of any assets or rights; provided that the sale, lease, conveyance or other disposition of all or substantially all of the Company's assets and the assets of its Subsidiaries taken as a whole will be governed by Section 1016 and/or
Section 801 and not by the provisions of Section 1017.

          Notwithstanding the preceding, the following items shall not be deemed to be Asset Sales:

     (1) any single transaction or series of related transactions that involves assets having a fair market value of less than $15.0 million;

     (2) a transfer of assets between or among the Company and its Restricted Subsidiaries;

     (3) an issuance of Equity Interests by a Restricted Subsidiary to the Company or to another Restricted Subsidiary;

     (4) the sale or lease of equipment, inventory, accounts receivable or other assets in the ordinary course of business;

     (5)  any Trading Activities;

     (6)  the sale or other disposition of cash or Cash Equivalents;

     (7)  a Restricted Payment or Permitted Investment that is permitted by
          Section 1009;

     (8) the incurrence of Permitted Liens and the disposition of assets related to such Permitted Liens by the secured party pursuant to a foreclosure;

     (9) any sale or lease of obsolete equipment or other assets that are no longer being used by the Company or any of its Restricted Subsidiaries; and

     (10) a disposition resulting from the exercise by a governmental authority of its claimed or actual power of eminent domain.

          "Attributable Debt" means, in respect of a Sale and Leaseback Transaction, as of the time of determination, the present value discounted at the interest rate assumed in making calculations in accordance with GAAP of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction, including any period for which such lease has been extended or may be extended at the option of the lessor.

          "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

          "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms "Beneficially Owns" and "Beneficially Owned" shall have a corresponding meaning.

          "Board of Directors" means:

     (1) with respect to a corporation, the board of directors of the corporation;

     (2) with respect to a partnership, the general partners or the management committee of the partnership; or

     (3) with respect to any other Person, the board or committee of such Person serving a similar function.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

          "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

          "Capital Stock" means:

     (1)  in the case of a corporation, corporate stock;

     (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

     (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

     (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Cash Equivalents" means:

     (1)  United States dollars;

     (2) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition;

     (3) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thomson Bank Watch Rating of "B" or better;

     (4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in Clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in Clause (3) above;

     (5) commercial paper having the highest rating obtainable from Moody's or S&P and in each case maturing within one year after the date of acquisition; and

     (6) money market funds having assets in excess of $100.0 million, at least 90% of the assets of which constitute Cash Equivalents of the kinds described in Clauses (1) through (5) of this definition.

          "Change of Control" means the occurrence of any of the following:

     (1) the direct or indirect sale, transfer, lease, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company's and its Subsidiaries' properties or assets, taken as a whole, to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act);

     (2) the adoption of a plan relating to the Company's liquidation or dissolution;

     (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than Edison International and any of its Subsidiaries, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Company's Voting Stock, measured by voting power rather than number of shares;

     (4) during any consecutive two-year period, the first day on which individuals who constituted the Company's Board of Directors as of the beginning of such two-year period (together with any new directors who were nominated for election or elected to such Board of Directors with the approval of a majority of the individuals who were members of such Board of Directors, or whose nomination or election was previously so approved at the beginning of such two-year period) cease to constitute a majority of the Company's Board of Directors; or

     (5) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any outstanding Voting Stock of the Company or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Company's Voting Stock outstanding immediately prior to such transaction is converted into or exchanged for Voting Stock (other than Disqualified Stock) of the surviving or transferee Person constituting at least 50% of the outstanding shares of such Voting Stock of such surviving or transferee Person (immediately after giving effect to such issuance).

          "Clearstream" means Clearstream Banking, societe anonyme (or any successor securities clearing agency).

          "Collateral" means, collectively, the "Collateral" as defined in the Interest Pledge Agreement and the "Collateral" as defined in the EME Stock Pledge Agreement.

          "Commission" means the U.S. Securities and Exchange Commission.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its Chief Financial Officer, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Consolidated Net Income" means, with respect to any specified Person for any period, the Net Income of such Person and all its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that:

     (1) the Net Income of any Unrestricted Subsidiary shall be included only to the extent of the amount of dividends or distributions paid in cash to the specified Person or any Restricted Subsidiary thereof;

     (2) the Net Income of all such Persons in the aggregate that are accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the specified Person or a Restricted Subsidiary thereof;

     (3) the Net Income of any Person that is a Consolidated Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Consolidated Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Consolidated Restricted Subsidiary or its stockholders;

     (4) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded; and

     (5) the cumulative effect of a change in accounting principles shall be excluded.

          "Consolidated Operating Projects" means any Consolidated Restricted Subsidiary that owns, leases or otherwise controls any Facility or performs operation and maintenance services relating to a Facility or performs Trading Activities.

          "Consolidated Restricted Subsidiary" of any Person means all other Persons that would be accounted for as a consolidated Person in such Person's financial statements in accordance with GAAP other than all Unrestricted Subsidiaries.

          "Consolidated Tangible Assets" means, as of any date of determination, the total assets, less goodwill, deferred financing costs and other intangibles (in each case net of accumulated amortization) other than any emission credits shown on the Company's consolidated balance sheet as of the most recent date for which such balance sheet is available, determined on a consolidated basis in accordance with GAAP.

          "Contact Energy" means Contact Energy Limited, a New Zealand corporation.

          "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

          "Covenant Defeasance" has the meaning specified in Section 1203.

          "Credit Facilities" means, with respect to Edison Mission Energy, one or more debt facilities or commercial paper facilities, in each case with banks, other institutional lenders or investors providing for revolving credit loans, term loans, letters of credit or other Indebtedness, all of the initial lenders or purchasers of which are Permitted Lenders, and, in each case, any Permitted Refinancing Indebtedness with respect thereto.

          "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement to protect against fluctuations in currency prices.

          "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

          "Defaulted Interest" has the meaning specified in Section 308.

          "Defeasance" has the meaning specified in Section 1202.

          "Depositary" means, with respect to the Securities issuable or issued in whole or in part in the form of one or more Global Securities, DTC for so long as it shall be a clearing agency registered under the Exchange Act, or such successor as the Company shall designate from time to time in an Officers' Certificate delivered to the Trustee.

          "Depositary Securities Certification" has the meaning specified in
Section 201.

          "Disqualified Stock" means any class or series of Capital Stock of any Person that by its terms or otherwise is (i) required to be redeemed prior to the Stated Maturity of the Securities, (ii) redeemable at the option of the holder of such class or series of Capital Stock at any time prior to the Stated Maturity of the Securities or (iii) convertible into or exchangeable for Capital Stock referred to in Clause (i) or (ii) above or Indebtedness having a scheduled maturity prior to the Stated Maturity of the Securities. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 1009.

          "Distributions" means any interest or principal payments on loans, distributions, management fees and dividends to the Company or any its Consolidated Restricted Subsidiaries made by a Non-Consolidated Operating Project.

          "DTC" means The Depository Trust Company, a New York corporation.

          "Edison International" means Edison International, a California corporation.

          "Edison Mission Energy" means Edison Mission Energy, a California corporation.

          "EME Stock Pledge Agreement" means the Pledge and Security Agreement, dated as of July 2, 2001, by and between the Company, Goldman Sachs Credit Partners L.P., as administrative agent under the Term Loan, Wilmington Trust Company, as Joint Collateral Agent, and the Trustee (as amended, modified and supplemented from time to time).

          "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

          "Escrow Agent" means the Indenture Escrow Agent as that term is defined in the Interest Pledge Agreement.

          "Euroclear" means Euroclear Bank S.A., N.V. (or any successor securities clearing agency), as operator of the Euroclear system.

          "Event of Default" has the meaning specified in Section 501.

          "Excess Proceeds" has the meaning specified in Section 1017.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Exchange Offer" has the meaning set forth in the form of the Securities contained in Section 202.

               "Exchange Registration Statement" has the meaning set forth in the form of the Securities contained in Section 202.

               "Exchange Security" means any Security issued in exchange for an Original Security or Original Securities pursuant to the Exchange Offer or otherwise registered under the Securities Act and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security.

               "Existing Indebtedness" means all Indebtedness existing on the date of this Indenture except for the October Credit Facility, the May Credit Facility and the March Credit Facility.

               "Expiration Date" has the meaning specified in the definition of Offer to Purchase in Section 101 and the meaning specified in Section 104.

               "Facility" means a power generation facility or energy producing facility, including any related steam fields or oil and gas reserves.

               "Funds Flow from Operations" means, for any period, Distributions plus Operating Cash Flow plus interest income during such period less (to the extent not already deducted in calculating Operating Cash Flow) Operating Expenses during such period.

               "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

               "Global Security" means the Security or Securities that evidences all or part of the Securities and bears the legend set forth in Section 202.

               "Government Securities" means securities that are (a) direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) the payment of which the full faith and credit of the United States of America is pledged, (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or (c) obligations of a Person the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in each case, are not callable or redeemable at the issuer's option, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such Government Securities or a specific payment of principal of or interest on any such Government Securities held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Securities or the specific payment of principal of or interest on the Government Securities evidenced by such depository receipt.

               "Guarantee" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness.

               "Hedging Obligations" means any Interest Rate Agreements or Currency Agreements entered into by the Company or its Restricted Subsidiaries in the ordinary course of business and not for speculative purposes.

               "Holder" means a Person in whose name a Security is registered in the Security Register.

               "Indebtedness" means, with respect to any specified Person at any date of determination (without duplication), any indebtedness of such Person, whether or not contingent, in respect of:

          (1)  borrowed money;

          (2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

          (3)  banker's acceptances;

          (4)  representing Capital Lease Obligations of such Person;

          (5) the balance deferred and unpaid of the purchase price of any property or services, except any such balance that constitutes a trade payable;

          (6) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements; and

          (7)  all Disqualified Stock of such Person;

if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by the specified Person of any indebtedness of any other Person. The term "Indebtedness" does not include obligations arising under Trading Activities.

               The amount of any Indebtedness outstanding as of any date shall be:

          (1) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and

          (2) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

               "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

               "Independent Director" means the person appointed as an Independent Director pursuant to the Company's Certificate of Incorporation as in effect on the date hereof.

               "Initial Purchasers" means Goldman, Sachs & Co. and Lehman Brothers Inc.

               "Interest Coverage Ratio" means, on the date of incurrence, the ratio of (i) the aggregate amount of Funds Flow from Operations for the then most recent four fiscal quarters prior to such date for which reports have been filed with the Commission or provided to the Trustee (the "Four Quarter Period") to (ii) the aggregate Interest Expense for such Four Quarter Period; provided, however, that if the Company or any of its Restricted Subsidiaries has, within the Four Quarter Period during which Funds Flow from Operations or Interest Expense is measured, made any asset sales or dispositions (x) the Funds Flow from Operations for such period shall be reduced by an amount equal to the Funds Flow from Operations (if positive) directly attributable to the assets or Equity Interests which are the subject of such asset sales or dispositions for such Four Quarter Period, or increased by an amount equal to the Funds Flow from Operations (if negative), directly attributable thereto for such Four Quarter Period and (y) the Interest Expense for such period shall be reduced by an amount equal to the Interest Expense directly attributable to any Indebtedness for which neither the Company nor any of its Restricted Subsidiaries shall continue to be liable as a result of any such asset sale or disposition or repaid, redeemed, defeased, discharged or otherwise retired in connection with or with the proceeds of the assets or Equity Interests which are the subject of such asset sales or dispositions for such Four Quarter Period; and provided, further, that if the Company or any Restricted Subsidiary shall have made any acquisition of assets or Equity Interests (occurring by merger or otherwise) since the beginning of such Four Quarter Period (including any acquisition of assets or Equity Interests occurring in connection with a transaction causing a calculation to be made hereunder) the Funds Flow from Operations and Interest Expense for such period shall be calculated, after giving pro forma effect thereto, as if such acquisition of assets or Equity Interests took place on the first day of such Four Quarter Period.

               "Interest Expense" means the accrued interest expense of all the Indebtedness of the Company and Edison Mission Energy, which shall exclude any intercompany obligation on which interest or its equivalent is received by the Company or Edison Mission Energy.

               "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                  "Interest Pledge Agreement" means the Escrow and Security Agreement, dated as of July 2, 2001, by and between the Company, the Trustee and Wilmington Trust Company, as Escrow Agent (as amended, modified and supplemented from time to time).

               "Interest Rate Agreement" means any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement, option or future contract or other similar agreement or arrangement designed to manage interest rates.

               "Investment Grade" means a rating of at least BBB-, in the case of S&P, and Baa3, in the case of Moody's, or the equivalent of such ratings, in the case of a successor to either S&P or Moody's.

               "Investments" means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including Guarantees or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any of its Restricted Subsidiaries sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of it such that, after giving effect to any such sale or disposition, such Person is no longer a Subsidiary of it, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Subsidiary not sold or disposed of in an amount determined as provided in the final paragraph of Section 1009 (other than any sale or disposition of any Equity Interests in a Restricted Subsidiary following the date on which Edison Mission Energy first fails to maintain at least an Investment Grade rating or better with respect to Edison Mission Energy's senior unsecured Indebtedness with respect to any Restricted Subsidiary that was a Subsidiary as of such date, provided that the Net Cash Proceeds from any such sale or disposition are applied within 60 days of such sale or disposition to the permanent repayment of Indebtedness of Edison Mission Energy and, if the Indebtedness repaid is revolving credit Indebtedness, to the corresponding reduction in commitments with respect thereto). The acquisition by the Company or any of its Restricted Subsidiaries of a Person that holds an Investment in a third Person shall be deemed to be an Investment by the Company or such Restricted Subsidiary in such third Person in an amount equal to the fair market value of the Investment held by the acquired Person in such third Person in an amount determined as provided in the final paragraph of Section 1009.

               "Joint Collateral Agent" has the meaning assigned to it in the EME Stock Pledge Agreement.

               "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, hypothecation, assignment for security or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or capital lease or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

               "Liquidated Damages" has the meaning set forth in the form of the Securities contained in Section 202.

               "Liquidated Damages Notice" has the meaning set forth in Section 301.

               "Loan Interest Escrow Agreement" means the Loan Escrow and Security Agreement, dated as of July 2, 2001, by and among the Company, Goldman Sachs Credit Partners L.P., as administrative agent under the Term Loan, Wilmington Trust Company, as Escrow Agent, and Goldman Sachs Credit Partners L.P., as collateral agent for the lenders under the Term Loan (as amended, modified and supplemented from time to time).

               "March Credit Facility" means the Credit Facility, dated as of March 18, 1999, among Edison Mission Energy, certain commercial lending institutions party thereto, and Citicorp USA, Inc. as the administrative agent (as amended, modified and supplemented from time to time).

               "Material Adverse Effect" means a material adverse effect on (1) the business, assets or financial condition of the Company and its Restricted Subsidiaries and Non-Consolidated Operating Projects, taken as a whole, or (2) the Company's ability to satisfy in full any of its payment obligations with respect to the Securities when such obligations become due or to perform any of its other material obligations under this Indenture, the Interest Pledge Agreement or the EME Stock Pledge Agreement.

               "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

               "May Credit Facility" means the Credit Facility, dated as of May 30, 2000, among Edison Mission Energy, certain commercial lending institutions party thereto and Bank of America, N.A. as the administrative agent (as amended, modified and supplemented from time to time).

               "Moody's" means Moody's Investors Service, Inc. or, if Moody's Investors Service, Inc. shall cease rating debt securities having a maturity at original issuance of at least one year and such ratings business shall have been transferred to a successor Person, such successor Person.

               "Net Cash Proceeds" means:

          (1) with respect to any Asset Sale, the aggregate cash proceeds received by the Company or any wholly owned Restricted Subsidiary of it or, in the case of a Restricted Subsidiary which is not wholly owned, the aggregate cash proceeds received pro rated to its percentage ownership of such Restricted Subsidiary, in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of:

               (a) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP, as a consequence of such Asset Sale;

               (b) all payments made on any indebtedness which is secured by any assets subject to such Asset Sale, in accordance with the terms of any Lien upon or other security arrangement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Sale, or by applicable law, be repaid out of the proceeds from such Asset Sale;

               (c) to the extent not already deducted in this definition, all distributions and other payments required to be made to other interest holders in Restricted Subsidiaries or joint ventures as a result of such Asset Sale; and

               (d) the deduction of appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the assets disposed of in such Asset Sale and retained by the Company or any Restricted Subsidiary of it after such Asset Sale.

          (2) with respect to any issuance or sale of Equity Interests, an Investment or the incurrence of any Indebtedness (including Attributable Debt incurred in connection with a Sale and Leaseback Transaction), the proceeds in the form of cash or Cash Equivalents, including payments in respect of deferred payment obligations to the extent corresponding to the principal, but not interest, component thereof when received in the form of cash or Cash Equivalents and proceeds from the conversion of other property when converted to cash or Cash Equivalents, net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees incurred in connection therewith and net of taxes paid or payable as a result thereof.

               "Net Income" means, with respect to any specified Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however:

          (1) any gains and losses, together with any related provision for taxes on such gains and losses, recognized in connection with:
               (a) any Asset Sale; (b) the disposition of any securities by such Person or any of its Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Subsidiaries; or (c) any impairment of assets under GAAP; and

          (2) any extraordinary gains and losses, together with any related provision for taxes on such extraordinary gains and losses.

               "Non-Consolidated Operating Projects" means any Person that owns any Facility or performs Trading Activities or operation and maintenance services that is not accounted for on a consolidated basis with the Company.

               "Non-Recourse Debt" means Indebtedness:

          (1) as to which neither the Company nor Edison Mission Energy (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness but excluding any agreement to provide managerial support), (b) is directly or indirectly liable as a guarantor or otherwise or (c) constitutes the lender; and

          (2) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness (other than the Securities) of the Company or of Edison Mission Energy to declare a default of such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.

               "Notice of Default" has the meaning specified in Section 501.

               "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

               "October Credit Facility" means the Credit Facility, dated as of October 11, 1996, among Edison Mission Energy, certain commercial lending institutions party thereto and Bank of America, National Trust and Savings Association as the administrative agent (as amended, modified and supplemented from time to time).

               "Offer to Purchase" means a written offer (the "Offer") sent by the Company by first class mail, postage prepaid, to each Holder at his address appearing in the Security Register on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for purchase of Securities within five Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the

Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include
(i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to
Section 1018 (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in Clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

               (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

               (2) the Expiration Date and the Purchase Date;

               (3) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to the Section hereof requiring the Offer to Purchase) (the "Purchase Amount");

               (4) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");

               (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

               (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

               (7) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

               (8) that on the Purchase Date the Purchase Price will become due and payable upon each Security accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

               (9) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

               (10) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

               (11) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples of $1,000 shall be purchased); and

               (12) that in case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

               "Officer" means the Company's president, chief executive officer, chief operating officer, chief financial officer, any senior vice president, any vice president, its treasurer or its secretary.

               "Officers' Certificate" means a certificate signed by two
Officers.

               "Operating Cash Flow" means, for any period, accrued Project Revenues during such period less accrued Project Operating Expenses less accrued Project Debt Service during such period from a Consolidated Operating Project.

               "Operating Expenses" means, for any period, all amounts accrued by the Company or Edison Mission Energy in the conduct of its business during such period, including utilities, general and administrative expenses, employee salaries, wages and other employment-related costs, fees for letters of credit, surety bonds and performance bonds. Operating Expenses do not include federal and state taxes, depreciation or amortization and other non-cash charges.

               "Opinion of Counsel" means a written opinion of counsel, who may be internal counsel for the Company, and who shall be reasonably acceptable to the Trustee.

               "Original Securities" means all Securities other than Exchange Securities.

               "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
                                ------

               (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that,
                                                                --------
          if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Inden ture or provision therefor satisfactory to the Trustee has been made; and

               (iii) Securities which have been paid pursuant to Section 307 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

               "Owner Securities Certification" has the meaning specified in
Section 201.

               "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest (and Liquidated Damages, if any) on any Securities on behalf of the Company.

               "Payment Default" has the meaning specified in Section 501.

               "Permitted Business" means an electric power or thermal energy generation or cogeneration facility or related facilities, or electric power transmission, distribution, fuel supply or fuel transportation facilities, or any combination thereof, and any related security interests under related project financing arrangements, together with its or their related power supply, thermal energy and fuel contracts as well as other contractual arrangements with customers, suppliers and contractors.

               "Permitted Business Asset" means any asset of a Permitted Business, including without limitation, Equity Interests or joint venture, partnership or membership interests of an entity engaged in a Permitted Business.

               "Permitted Investments" means:

          (1) any Investment in the Company or in any of its Restricted Subsidiaries;

          (2)  any Investment in Cash Equivalents;

          (3) any Investment by the Company or any of its Restricted Subsidiaries in a Person, if as a result of such Investment:

               (a)  such Person becomes a Restricted Subsidiary of the Company;
                    or

               (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary of the Company;

          (4) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 1017;

          (5) any Investment in prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits;

          (6) any Investment after the date of this Indenture in the form of Equity Interests, joint ventures, operating agreements, partnership agreements or other similar or customary agreements, interests or arrangements with unaffiliated third parties in a Permitted Business, the aggregate outstanding amount of which does not exceed 5.0% of Consolidated Tangible Assets at the time the relevant Investment is made; provided that (i) immediately before the Investment, Edison Mission Energy maintains at least an Investment Grade rating or better with respect to its senior unsecured Indebtedness and (ii) the Investment would not result immediately after the Investment in Edison Mission Energy failing to maintain at least an Investment Grade rating with respect to its senior unsecured Indebtedness;

          (7) the extension of credit to vendors, suppliers and customers in the ordinary course of business;

          (8) any Investment, or payment required by an Investment contract, in each case existing as of the date of this Indenture, or any payment required by an Investment contract entered into after the date of this Indenture or an amendment of any Investment contract entered into after the date of this Indenture if all payments required thereunder would have been permitted hereunder if made on the date such contract or amendment is entered into, and any amendment, modification, extension or renewal thereof to the extent such amendment, modification, extension or renewal does not require the Company or any of its Restricted Subsidiaries to make any additional cash or non-cash payments in connection therewith;

          (9) any acquisition of assets solely in exchange for the issuance of the Company's Equity Interests (other than Disqualified Stock);

          (10) Hedging Obligations and/or Trading Activities;

          (11) loans and advances to officers, directors and employees of the Company and any of its Subsidiaries for business-related travel expenses, moving expenses and other similar expenses in each case incurred in the ordinary course of business not to exceed $10.0 million outstanding at any time;

          (12) any acquisition of additional Equity Interests in accordance with Clause (3) of the second paragraph of Section 1017; and

          (13) other Investments in any Person having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this Clause
               (13) since the date of this Indenture not to exceed $100.0 million.

               "Permitted Lender" means any bank or institutional investor, any other Person that qualifies as a "qualified institutional buyer" pursuant to Rule 144A under the Securities Act, any purchaser of Indebtedness pursuant to Regulation S under the Securities Act and any purchaser of Indebtedness that is registered under the Securities Act.

               "Permitted Liens" means:

          (1)  Liens in favor of the Company;

          (2) Liens on property or assets, or any shares of Capital Stock or secured indebtedness of a Person existing at the time such Person is merged with or into or consolidated with the Company or any of its Restricted Subsidiaries; provided that such Liens were not incurred in connection with such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company or the Restricted Subsidiary;

          (3) Liens on property existing at the time of acquisition thereof by the Company or any of its Restricted Subsidiaries, provided that such Liens were not incurred in connection with such acquisition;

          (4) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business;

          (5) Liens to secure Indebtedness (including Capital Lease Obligations) permitted by Clause (4) of the second paragraph of
               Section 1008;

          (6) Liens existing on the date of this Indenture or pursuant to the Interest Pledge Agreement, the Loan Interest Escrow Agreement or the EME Stock Pledge Agreement;

          (7) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

          (8) Liens securing Permitted Refinancing Indebtedness; provided that any such Lien does not extend to or cover any property, Capital Stock or Indebtedness other than the property, shares or debt securing the Indebtedness so refunded, refinanced or extended;

          (9) statutory liens or landlords', carriers', warehousemens', mechanics', suppliers', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which do not secure any Indebtedness and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor;

          (10) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the Company or of any of its Subsidiaries;

          (11) attachment or judgment Liens not giving rise to a Default or an Event of Default;

          (12) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

          (13) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, bankers' acceptances, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of a similar nature incurred in the ordinary course of business, exclusive of obligations for the payment of borrowed money;

          (14) Liens of franchisors or other regulatory bodies arising in the ordinary course of business;

          (15) Liens arising from filing Uniform Commercial Code financing statements regarding leases or other Uniform Commercial Code financing statements for precautionary purposes relating to arrangements not constituting Indebtedness;

          (16) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof;

          (17) Liens encumbering customary initial deposits and margin deposits, and other Liens that are within the general parameters customary in the industry and incurred in the ordinary course of business, in each case, securing Indebtedness under Hedging Obligations and forward contracts, options, future contracts, future options or similar agreements or arrangements designed solely to protect the Company or any of its Subsidiaries from fluctuations in interest rates, currencies or the price of commodities;

          (18) Liens consisting of any interest or title of a licensor in the property subject to a license;

          (19) Liens arising from sales or other transfers of accounts receivable which are past due or otherwise doubtful of collection in the ordinary course of business;

          (20) any extensions, substitutions, replacements or renewals of the foregoing; and

          (21) Liens incurred in the ordinary course of business of the Company or of any of its Restricted Subsidiaries with respect to obligations that do not exceed $10.0 million at any one time outstanding.

               "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which (including any proceeds with respect to a Sale and Leaseback Transaction arising from Attributable Debt) are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Company or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided that:

          (1) the aggregate principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the aggregate principal amount (or accreted value, if applicable) of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus all accrued interest thereon and the amount of all expenses and premiums incurred in connection therewith);

          (2) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded;

          (3) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Securities, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Securities on terms at least as favorable to the Holders as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded;

          (4) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is Non-Recourse Debt, such Permitted Refinancing Indebtedness is Non-Recourse Debt; and

          (5) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is Indebtedness ("Refinanced Indebtedness") of a Restricted Subsidiary that is not a Wholly Owned Subsidiary (the "Refinanced Subsidiary"), then the principal amount (or accreted value, if applicable) of Permitted Refinancing Indebtedness, if incurred by the Company or a Restricted Subsidiary in which the Company owns a greater percentage of the Equity Interests than the Company does of the Refinanced Subsidiary, of the Permitted Refinancing Indebtedness will be decreased so that the amount of Permitted Refinancing Indebtedness incurred by the Company or attributable to its ownership interest in the Restricted Subsidiary incurring such Permitted Refinancing Indebtedness equals the amount of Refinanced Indebtedness attributable to its ownership interest in the Refinanced Subsidiary.

               "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

               "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

               "Project Debt Service" means, for any period, all accrued interest and principal payments and fees and premiums, if any, during such period for the Consolidated Operating Projects. Any principal payments made due to refinancing shall be excluded.

               "Project Operating Expenses" means all accrued expenses by the Consolidated Operating Projects which were incurred in connection with the continued operation and maintenance of the Consolidated Operating Projects which shall include operating lease payments and foreign taxes paid but exclude depreciation and amortization or any capital expenditures undertaken primarily to increase the efficiency of, expand or re-power the Consolidated Operating Projects or capital expenditures for environmental purposes which are not required by applicable law.

               "Project Revenues" means, for any period, all accrued revenues by the Consolidated Operating Projects during such period, including revenues from the sale of energy and capacity, steam and fuel plus accruals for business interruption insurance and all interest and other income.

               "Public Equity Offering" means an underwritten offering, pursuant to an effective registration statement under the Securities Act, by the Company of its Equity Interests (other than Disqualified Stock) however designated and whether voting or non-voting, and any and all rights, warrants or options to acquire such Equity Interests (other than Disqualified Stock).

               "Purchase Agreement" means the purchase agreement, dated as of June 27, 2001, between the Company and the Initial Purchasers.

               "Purchase Amount" has the meaning specified in the definition of Offer to Purchase.

               "Purchase Date" has the meaning specified in the definition of Offer to Purchase.

               "Purchase Price" has the meaning specified in the definition of Offer to Purchase.

               "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

               "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

               "Refinancings" has the meaning specified in Section 1010.

               "Registration Default" has the meaning set forth in the form of the Securities contained in Section 202.

               "Registration Rights Agreement" has the meaning set forth in the form of the Securities contained in Section 202.

               "Regular Record Date" for the interest payable on any Interest Payment Date means the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

               "Regulation S" means Regulation S under the Securities Act.

               "Regulation S Global Security" has the meaning specified in
Section 201.

               "Regulation S Legend" means a legend substantially in the form of the legend required in the form of the Securities set forth in Section 202 to be placed upon Regulation S Global Securities.

               "Regulation S Permanent Global Security" means a permanent Global Security bearing the Regulation S Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Security upon expiration of the Restricted Period.

               "Regulation S Temporary Global Security" means a temporary Global Security bearing a Regulation S Temporary Legend and Regulation S Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Securities initially sold in reliance on Rule 903 of Regulation S.

               "Regulation S Temporary Legend" means a legend substantially in the form of the legend required in the form of the Securities set forth in
Section 202 to be placed upon Regulation S Temporary Global Securities.

               "Resale Registration Statement" has the meaning set forth in the form of the Securities contained in Section 202.

               "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

               "Restricted Global Security" has the meaning specified in Section 201.

               "Restricted Investment" means an Investment other than a Permitted Investment.

               "Restricted Payments" has the meaning specified in Section 1009.

               "Restricted Period" means the 40-day restricted period as defined in Regulation S, which period commenced on the date of original issuance of Securities.

               "Restricted Securities" means all Securities required pursuant to
Section 306(c) to bear any Restricted Securities Legend. Such term includes the Restricted Global Security.

               "Restricted Securities Legend" means, collectively, the legends substantially in the forms of the legends required in the form of the Securities set forth in Section 202 to be placed on each Restricted Security.

               "Restricted Subsidiary" means any Subsidiary of the Person in question that is not an Unrestricted Subsidiary.

               "Rule 144" means Rule 144 under the Securities Act.

               "Rule 144A" means Rule 144A under the Securities Act.

               "Rule 144A Securities" means the Securities purchased by the Initial Purchasers from the Company pursuant to the Purchase Agreement, other than the Regulation S Global Securities.

               "Sale and Leaseback Transaction" means any transaction whereby the Company or any of its Restricted Subsidiaries sells or transfers any of its assets or properties whether now or hereafter acquired and then or thereafter leases such assets or properties or any part thereof or any other assets or properties which the Company or such Restricted Subsidiary, as the case may be, intends to use for substantially the same purpose or purposes as the assets or properties sold or transferred.

               "Securities" means securities designated in the first paragraph of the RECITALS.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

               "Security Documents" means, collectively, the EME Stock Pledge Agreement and the Interest Pledge Agreement and all other agreements, collateral assignments or other instruments evidencing or creating any security interests in favor of the Joint Collateral Agent or the Escrow Agent for the benefit of the Holders in all or any portion of the Collateral, in each case as amended, supplemented or modified from time to time in accordance with their terms and the terms of this Indenture.

               "Security Register" and "Security Registrar" have the respective meanings specified in Section 306.

               "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof.

               "S&P" means Standard & Poor's Rating Services or, if Standard & Poor's Rating Services shall cease rating debt securities having a maturity at original issuance of at least one year and such ratings business shall have been transferred to a successor Person, such successor Person.

               "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 308.

               "Start Date" has the meaning specified in Section 1009.

               "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

               "Step-Down Date" has the meaning set forth in the form of the Securities contained in Section 202.

               "Step-Up" has the meaning set forth in the form of the Securities contained in Section 202.

               "Subsequent Step-Down Date" has the meaning set forth in the form of the Securities contained in Section 202.

               "Subsequent Step-Up" has the meaning set forth in the form of the Securities contained in Section 202.

               "Subsidiary" means, with respect to any specified Person:

          (1) any corporation, association or other business entity of which 50% or more of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

          (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

               "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

               "Tax Sharing Agreements" means (a) the Edison International Amended and Restated Agreement for the Allocation of Income Tax Liabilities and Benefits, dated as of September 10, 1996, by and among Edison International, Southern California Edison Company and The Mission Group, (b) The Mission Group Amended and Restated Tax Allocation Agreement, dated as of September 10, 1996, by and among The Mission Group, Edison Capital, Edison EV, Edison Mission Energy, Edison Source, Edison Spectrum and Mission Land Company, and (c) the Addendum A to the Mission Group Amended and Restated Tax Allocation Agreement, dated as of September 10, 1996 and effective as of April 30, 1998, adding Edison Enterprises as a first-tier subsidiary of The Mission Group and as the parent of Edison EV, Edison Source, and Edison

Select, in each case as such agreements shall be amended from time to time, including, without limitation, in the case of the agreement described at (c), to add the Company as a party and/or remove Edison Mission Energy as a party, other than any amendment or amendments which materially affects the Company's ability to honor its obligations under the Securities by virtue of disparate treatment of the Company.

               "Term Loan" means the Credit Agreement, dated as of July 2, 2001, among the Company and the lenders and agents from time to time parties thereto and the borrowings thereunder, as applicable.

               "The Mission Group" means The Mission Group, a California corporation.

               "Trading Activities" means (1) the daily or forward purchase and/or sale, or other acquisition or disposition, of wholesale or retail electric energy, capacity, transmission rights, emissions allowances, weather derivatives and/or related commodities, either physical or financial, (2) the daily or forward purchase and/or sale, or other acquisition or disposition, of fuel, mineral rights and/or related commodities, including swaps, options and swaptions, either physical or financial, (3) electric energy-related tolling transactions, either as seller or purchaser of tolling services, (4) price risk management activities or services and (5) other similar electric industry activities or services, in each case consistent with risk management activities approved by the Board of Directors of the Subsidiary or Non-Consolidated Operating Project engaging in such activities.

               "Treasury Make-whole" means the sum of the present values of the remaining scheduled payments of principal and interest on the Securities discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate as of such Redemption Date plus 50 basis points.

               "Treasury Rate" means, as of any Redemption Date, the yield to maturity as of such Redemption Date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to the Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the remaining life to maturity of the Securities; provided, however, that if the period from the Redemption Date to the maturity of the Securities is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

               "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

               "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instru ment was executed; provided, however,
                                                             --------  -------
that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

               "Unrestricted Subsidiary" means (1) each of Athens Funding, L.L.C., CP Power Sales Twelve, L.L.C., CP Power Sales Seventeen, L.L.C., Sunapee Funding I, L.L.C. and Bretton Woods Funding I, L.L.C., each a Delaware limited liability company; and (2) any of the Company's Subsidiaries that at any time of determination after the date of this Indenture shall be designated an Unrestricted Subsidiary by the Company's Board of Directors, in the manner provided below and any Subsidiary of an Unrestricted Subsidiary. The Company's Board of Directors may designate any Restricted Subsidiary including any newly acquired or newly formed Subsidiary of the Company to be an Unrestricted Subsidiary unless, immediately after such designation, that Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any Restricted Subsidiary and on the condition that:

          (1) any Guarantee by the Company or any of its Restricted Subsidiaries of any Indebtedness of the Subsidiary being so designated shall be deemed an "incurrence" of such Indebtedness and an "Investment" by the Company or such Restricted

               Subsidiary (or both, if applicable) at the time of the designation;

          (2) either (a) the Subsidiary to be designated has total assets of $1,000 or less or (b) the greater of the aggregate fair market value and the book value of all outstanding Investments owned by the Company or any of its Restricted Subsidiaries in the Subsidiary so designated would, if such Investments were deemed to be made at the time of such designation, not have been prohibited by and are thereafter treated as made under or in accordance with Section 1009; and

          (3) if applicable, the incurrence of Indebtedness and the Investment referred to in Clause (1) of this proviso would be permitted under Section 1008 and Section 1009.

          The Company's Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary on the condition that immediately after giving effect to that designation:

          (1) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately after such designation would, if incurred at such time, have been permitted to be incurred for all purposes of this Indenture; and

          (2) no Default or Event of Default shall have occurred and be continuing, or shall occur upon such redesignation.

          Any such designation by the Company's Board of Directors will be evidenced to the Trustee by promptly providing the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

               "Use of Proceeds Agreement" means the Use of Proceeds Agreement, dated as of July 2, 2001, by and among Edison International, The Mission Group, Goldman Sachs Credit Partners L.P., as administrative agent under the Term Loan, and the Trustee (as amended, modified and supplemented from time to time).

               "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

               "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

               "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

          (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

          (2)  the then outstanding principal amount of such Indebtedness.

               "Wholly Owned Subsidiary" of any specified Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

SECTION 102.   Compliance Certificates and Opinions.
               ------------------------------------

               Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

               Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1022) shall include:

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.   Form of Documents Delivered to Trustee.
               --------------------------------------

               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representa tions by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the informa tion with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.   Acts of Holders; Record Date.
               ----------------------------

           (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

           (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

               (c) The ownership of Securities shall be proved by the Security Register.

               (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

               (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities; provided, that the Company may not set a record date
                          --------
for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided, that no such action shall be effective hereunder unless
             --------
taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

               The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided, that no such action shall be
                                       --------
effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

               With respect to any record date set pursuant to this Section 104, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided, that no such change shall be effective unless
                      --------
notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

               (f) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 105.       Notices, Etc., to Trustee and Company.
                   -------------------------------------

               Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

               (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
          Attention: Corporate Trust Administration; or

               (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture,
          Attention: Corporate Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.      Notice to Holders; Waiver.
                  -------------------------

               Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.      Application of Trust Indenture Act.
                  ----------------------------------

               The Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations hereunder. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.      Effect of Headings and Table of Contents.
                  ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.      Successors and Assigns.
                  ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.      Separability Clause.
                  -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.      Benefits of Indenture.
                  ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Holders of Securities, the Escrow Agent and the Joint Collateral Agent any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.      Governing Law.
                  -------------

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 113.      Legal Holidays.
                  --------------

          In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest (and Liquidated Damages, if any) or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity, provided that
                                                                   --------
no interest shall accrue on
the payment so deferred for the period from and after such Interest Payment Date, Redemption Date or Purchase Date or Stated Maturity, as the case may be.

SECTION 114.      No Personal Liability of Directors, Officers,
                  ---------------------------------------------
                  Employees and Stockholders.
                  --------------------------

          None of the Company's directors, officers, employees, incorporators or stockholders, or directors, officers or employees of the Company's Subsidiaries, as such, shall have any liability for any of the Company's obligations under the Securities, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

                                  ARTICLE TWO

                                Security Forms

SECTION 201.      Forms Generally.
                  ---------------

          The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities without interest coupons registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, in New York, New York, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities other than the Regulation S Global Security are collectively herein called the "Restricted Global Security."

          Upon their original issuance, Regulation S Securities shall be issued in the form of a Regulation S Temporary Global Security without coupons registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit to Euroclear, as operator of Euroclear system, and Clearstream to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct) in accordance with the rules thereof. Beneficial interests in the Regulation S Temporary Global Security may only be held through Euroclear and Clearstream until such interests are exchanged for corresponding interests in a Regulation S Permanent Global Security as provided in the next sentence. A holder of a beneficial interest in the Regulation S Temporary Global Security must provide written certification in the form set forth in Annex D to Euroclear or Clearstream, as the case may be, that the beneficial owner of the interest in such Global Security is not a U.S. Person (an "Owner Securities Certification"), and Euroclear or Clearstream, as the case may be, must provide to the Trustee a similar certificate in the form set forth in Annex E (a "Depositary Securities Certification"), prior to (i) the payment of interest with respect to such holder's beneficial interest in the Regulation S Temporary Global Security and
(ii) any exchange of such beneficial interest for a beneficial interest in a Regulation S Permanent Global Security.

          Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Security shall be exchanged for beneficial interests in Regulation S Permanent Global Securities pursuant to the Applicable Procedures. Upon receipt of Annex E, the Company shall deliver to the Trustee and the Trustee shall authenticate a Regulation S Permanent Global Security, which shall be in principal amount equal to the principal amount of the Securities referred to in Annex E and the Trustee shall reduce on its records the principal amount of the Regulation S Temporary Global Security in an amount equal to such principal amount. Regulation S Temporary Global Securities, together with their successor Regulation S Permanent Global Securities, are collectively herein called the "Regulation S Global Security."

SECTION 202.      Form of Face of Security.
                  ------------------------

          THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT. THE INFORMATION REQUIRED BY TREASURY REGULATION SECTION 1.1275-3(b)(1)(i) MAY BE OBTAINED BY CALLING THE CHIEF FINANCIAL OFFICER OF MISSION ENERGY HOLDING COMPANY AT (909) 450-6507.

          [If a Global Security, then insert - THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

          [If a Global Security to be held by The Depository Trust Company, then insert - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

          [If Restricted Securities, then insert - THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF

REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501 OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND
(B) IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS."]

          [If the Security is a Regulation S Global Security, then insert -THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

          [If the Security is a Regulation S Temporary Global Security, then insert -- THIS SECURITY IS A REGULATION S TEMPORARY GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. INTERESTS IN THIS REGULATION S TEMPORARY GLOBAL SECURITY MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (AS DEFINED IN THE INDENTURE) EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.]

          13.50% Senior Secured Notes due 2008

No. _________                                                          $________
                                                              Cusip No. ________
                                                              ISIN No. _________


          Mission Energy Holding Company, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________, or registered assigns, the principal sum of ________________ Dollars [if this Security is a Global Security, then insert: (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed $900,000,000 in the aggregate at any time) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture)] on July 15, 2008, and to pay interest thereon from July 2, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 in each year, commencing January 15, 2002, at the rate of 13.50% per annum until the principal hereof is paid or made available for payment; PROVIDED, HOWEVER, that if (i) the Company has not filed a registration statement (the "Exchange Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), registering a security substantially identical to this Security (except that such Security will not contain terms with respect to the Liquidated Damages (as defined below) payments described below or transfer restrictions) pursuant to an exchange offer (the "Exchange Offer") or a registration statement registering this Security for resale (a "Resale Registration Statement") in each case within the time specified by the Exchange and Registration Rights Agreement (the "Registration Rights Agreement"), dated as of June [ ], 2001, by and among the Company and the Purchasers (as defined therein) for the benefit of the Holders from time to time of the Securities, or (ii) the Exchange Registration Statement relating to the Exchange Offer or, if applicable, the Resale Registration Statement has not become or been declared effective within the time frames specified by the Registration Rights Agreement, or (iii) the Exchange Offer has not been completed within the time frame specified by the Registration Rights Agreement (if the Exchange offer is then required to be made pursuant to the Registration Rights Agreement) or (iv) either the Exchange Registration Statement or, if applicable, the Resale Registration Statement is filed and declared effective but shall thereafter be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration Statement (except as specifically permitted by the terms of the Registration Rights Agreement) without being succeeded promptly by an additional registration statement filed and declared effective, in each case (i) through (iv) upon the terms and conditions set forth in the Registration Rights Agreement (each such event referred to in Clauses (i) through (iv), a "Registration Default"), then interest will accrue (in addition to any stated interest on the Securities) (the "Step-Up") at a rate of 0.50% per annum, determined daily, on the principal amount of the Securities, for the period from the occurrence of the Registration Default until such time (the "Step-Down Date") as no Registration Default is in effect and the per annum rate of such Liquidated Damages shall increase (a "Subsequent Step-Up") by an additional 0.50% per annum for each subsequent 90-day period (provided that the Step-Up and all subsequent Step-Up interest rates shall not exceed 1.0% per annum in the aggregate) and Liquidated Damages will be payable at such increased rate until such time (the "Subsequent Step Down Date") as all Registration Defaults have been cured. Interest accruing as a result of the Step-Up or the Subsequent Step-Up (which shall be computed on the basis of a 365-day year) is referred to herein as "Liquidated Damages." Accrued Liquidated Damages, if any, shall be paid semi-annually on January 15 and July 15 in each year; and the amount of accrued Liquidated Damages shall be determined on the basis of the number of days actually elapsed. Any accrued and unpaid interest (including Liquidated Damages) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Liquidated Damages) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date. The interest (including Liquidated Damages) so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest (including Liquidated Damages) not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

               Payment of the principal of (and premium, if any) and interest (and Liquidated Damages, if any) on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest
       --------  -------
may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

               Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:


                                             Mission Energy Holding Company



                                             By____________________________
                                               Name:
                                               Title:


SECTION 203.        Form of Reverse of Security.
                    ---------------------------

               This Security is one of a duly authorized issue of Securities of the Company designated as its 13.50% Senior Secured Notes due 2008 (herein called the "Securities"), limited in aggregate principal amount to $900,000,000, issued and to be under an Indenture, dated as of July 2, 2001 (herein called the "Indenture"), between the Company and Wilmington Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

               At any time, the Company may redeem all or a part of the Securities upon not less than 30 nor more than 60 days' notice at a Redemption Price equal to the applicable Treasury Make-whole, plus accrued and unpaid interest (and Liquidated Damages, if any), thereon to the applicable Redemption Date.

               The Securities do not have the benefit of any sinking fund obligations.

               In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

               The Indenture provides that, subject to certain conditions, if
(i) certain Net Cash Proceeds are available to the Company as a result of Asset Sales or (ii) a Change of Control occurs, the Company shall be required to make an Offer to Purchase for all or part of the Securities.

               If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in this Indenture.

               The Indenture contains provisions for defeasance at any time of
(i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

               The Original Securities and the Exchange Securities shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers, redemptions and Offers to Purchase.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest (and Liquidated Damages, if any) on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000 above that amount. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               Interest [If an Original Security, then insert: (other than Liquidated Damages)] on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

               All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

                      OPTION OF HOLDER TO ELECT PURCHASE

               If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 1016 or 1017, of the Indenture, check the box:

               [_]

               If you want to elect to have only a part of this Security ($1,000 or an integral multiple thereof) purchased by the Company pursuant to Section 1016 or 1017 of the Indenture, state the amount: $


Dated:                                      Your Signature:____________________
                                            (Sign exactly as name appears
                                            on the other side of this Security)

                                            Tax Identification No:


Signature Guarantee:___________________________________________________________
                    Note: Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to
________________________________________________________________________________
(Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________
________________________________________________________________________________
(Print or type assignee's name, address and zip code)

and irrevocably appoint

to transfer this Security on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________

Date:                                       Your Signature:
                                            (Sign exactly as your name appears
                                            on the other side of this Security)

                                            Tax Identification No:


Signature Guarantee:____________________________________________________________

                    Note: Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SECTION 204.        Form of Trustee's Certificate of Authentication.
                    -----------------------------------------------

               This is one of the Securities referred to in the within-mentioned Indenture.

                                               Wilmington Trust Company


                                               By ___________________________
                                                  Authorized Officer


                                 ARTICLE THREE

                                 The Securities

SECTION 301.        Title and Terms.
                    ---------------

               The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $900,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 306, 307, 906 or 1108 or in connection with an Offer to Purchase pursuant to
Section 1016 or 1017.

               The Company may issue Exchange Securities from time to time pursuant to an Exchange Offer or otherwise, in each case pursuant to a Board Resolution, subject to Section 303, included in an Officers' Certificate delivered to the Trustee, in authorized denominations in exchange for a like principal amount of Original Securities. Upon any such exchange the Original Securities shall be canceled in accordance with Section 310 and shall no longer be deemed Outstanding for any purpose. In no event shall the aggregate principal amount of Original Securities and Exchange Securities Outstanding exceed $900,000,000.

               The Securities shall be known and designated as the "13.50% Senior Secured Notes due 2008" of the Company. Their Stated Maturity shall be July 15, 2008 and they shall bear interest at the rate of 13.50% per annum, from July 2, 2001 or from the most recent Interest Payment Date thereafter to which interest has been paid or duly provided for, as the case may be, payable semi-annually on January 15 and July 15, commencing January 15, 2002, until the principal thereof is paid or made available for payment; PROVIDED, HOWEVER, with respect to Original Securities, if there has been a Registration Default, a Step-Up will occur and the Original Securities will from then bear Liquidated Damages until the Step-Down Date and there shall be a Subsequent Step-Up for each subsequent 90-day period (provided that the Step-Up and all Subsequent Step-Up interest rates shall not exceed 1.0% per annum in aggregate) and the Original Securities will from then bear Liquidated Damages until the Subsequent Step-Down Date. Accrued Liquidated Damages, if any, shall be paid in cash in arrears semi-annually on January 15 and July 15 in each year, and the amount of accrued Liquidated Damages shall be determined on the basis of the number of days actually elapsed. In connection with the cash payment of any Liquidated Damages, the Company shall notify the Trustee (the "Liquidated Damages Notice") on or before the later to occur of (i) the Regular Record Date preceding such payment of any Liquidated Damages, and
(ii) the date on which any such Liquidated Damages begins to accrue, of the amount of Liquidated Damages to be paid by the Company on the next Interest Payment Date. In the event of the occurrence of a Step-Down Date or Subsequent Step Down Date during the period between the date on which the Liquidated Damages Notice is given and the next Interest Payment Date, the Company shall so notify the Trustee and shall provide the Trustee with the revised amount of Liquidated Damages to be paid by the Company on such Interest Payment Date.

               If this Security is issued in the form of a Global Security, payments of the principal of (and premium, if any) and interest (and Liquidated Damages, if any) on this Security shall be made in immediately available funds to the Depositary. If the Securities are issued in certificated form, the principal of and premium, if any, and interest and Liquidated Damages, if any, on the Securities shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; PROVIDED, HOWEVER, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

               The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Section 1016 and Section 1017.

               The Securities shall be redeemable as provided in Article Eleven.

               The Securities shall be subject to defeasance at the option of the Company as provided in Article Twelve.

SECTION 302.        Denominations.
                    -------------

               The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple of $1,000 above that amount.

SECTION 303.        Execution, Authentication, Delivery and Dating.
                    ----------------------------------------------

               The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its Chief Financial Officer, its President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

               Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwith standing that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

               At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

               At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a Registration Statement under the

Securities Act with respect thereto, the Company may deliver Exchange Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Securities and a like principal amount of Original Securities for cancellation in accordance with Section 310 of this Indenture, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating such Exchange Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

                    (a) that such Exchange Securities have been duly and validly issued in accordance with the terms of this Indenture, and are entitled to all the rights and benefits set forth herein; and

                    (b) that the issuance of the Exchange Securities in exchange for the Original Securities has been effected in compliance with the Securities Act of 1933, as amended.

               Each Security shall be dated the date of its authentication.

               No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304.        Temporary Securities.
                    --------------------

               Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

               If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305.        Global Securities
                    -----------------

               (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

               (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Company fails to appoint a successor Depositary within 90 days, (ii) the Company executes and delivers to the Trustee a Company Order stating that it elects to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee) or (iii) there shall have occurred and be continuing an Event of Default or any Event which after notice or lapse of time or both would be an Event of Default with respect to the Securities.

               (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 306(c) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of the Company, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

               (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

               (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

               (f) No holder of a beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Company, the Trustee or any agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holder of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as holder of any Security.

SECTION 306.        Registration, Registration of Transfer and Exchange.
                    ---------------------------------------------------

               (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office or in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

               Such Security Register shall distinguish between Original Securities and Exchange Securities.

               Subject to the other provisions of this Indenture regarding restrictions on transfer, upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose in accordance with the terms hereof, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like tenor and aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

               At the option of the Holder and subject to other provisions of this Section 306 and Section 305, Securities may be exchanged for other Securities of any authorized denominations and of a like tenor and aggregate principal amount and bearing the applicable legends set forth in Section 202, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

               All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and (subject to the provisions in the Original Securities regarding the payment of Liquidated Damages) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

               Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

               No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 305, 906 or 1108 or in accordance with any Offer to Purchase pursuant to Section 1016 or Section 1017, not involving any transfer.

               The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

               (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 306(b) shall be made only in accordance with this Section 306(b).

                    (i) Restricted Global Security to Regulation S Global
               Security. If the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Temporary Global Security (if before the expiration of the Restricted Period) or in the Regulation S Permanent Global Security (if thereafter), such transfer may be effected only in accordance with the provisions of this Clause
               (b)(i) subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Temporary Global Security or Regulation S Permanent Global Security

               (as applicable) in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) a Regulation S Certificate, substantially in the form attached hereto as Annex A duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(iv) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Temporary Global Security or Regulation S Permanent Global Security (as applicable) by such specified principal amount as provided in Section 306(b).

                    (ii) Regulation S Temporary Global Security to Restricted
               Global Security. If the owner of a beneficial interest in the Regulation S Temporary Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Temporary Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) a Restricted Securities Certificate, substantially in the form attached hereto as Annex B duly executed by the owner of such beneficial interest in the Regulation S Temporary Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Temporary Global Security and increase the principal amount of the

               Restricted Global Security by such specified principal amount as provided in Section 306(b).

                    (iii) Exchanges between Global Security and Non-Global Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 305, provided that, if such interest is a beneficial interest in the Restricted Global Security, or if such interest is a beneficial interest in the Regulation S Temporary Global Security, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 306(c)).

                    (iv) Regulation S Temporary Global Security to be Held Through Euroclear or Clearstream during Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that beneficial interests in the Regulation S Temporary Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Clearstream (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause (b)(iv) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b)(ii) above.

               (c) Securities Act Legends. Rule 144A Securities and their respective Successor Securities shall bear a Restricted Securities Legend, and Regulation S Global Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

                    (i) subject to the following Clauses of this Section 306(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

                    (ii) subject to the following Clauses of this Section
               306(c), a new Security which is not a

               Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 306(b)(iii) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Global Security, it shall bear a Regulation S Legend;

                    (iii) Exchange Securities shall not bear a Securities Act Legend;

                    (iv) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, substantially in the form attached hereto as Annex C duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

                    (v) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three; and

                    (vi)  notwithstanding the foregoing provisions of this
               Section 306(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

SECTION 307.        Mutilated, Destroyed, Lost and Stolen Securities.
                    ------------------------------------------------

               If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

               If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

               In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

               Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

               Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

               The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 308.        Payment of Interest; Interest Rights Preserved.
                    ----------------------------------------------

               Interest (including Liquidated Damages, if any) on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

               Any interest (including Liquidated Damages, if any) on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

               (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

               Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 309.        Persons Deemed Owners.
                    ---------------------

               Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 308) interest (and Liquidated Damages, if any) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 310.        Cancellation.
                    ------------

               All Securities surrendered for payment, redemption, registration of transfer or exchange or pursuant to any Offer to Purchase pursuant to Section 1016 or Section 1017 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its standard procedures or as directed by a Company Order; provided, however, that the Trustee shall not be
                                --------  -------
required to destroy such Securities.

SECTION 311.        Computation of Interest.
                    -----------------------

               Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months except that Liquidated Damages shall be computed on the basis of a 365-day year.

SECTION 312.   CUSIP Numbers.
               -------------

          The Company in issuing Securities may use "CUSIP and "ISIN" numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such "CUSIP" and "ISIN" numbers in addition to serial numbers in notices of redemption and repurchase as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such CUSIP and ISIN numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP and ISIN numbers.


                                 ARTICLE FOUR

                          Satisfaction and Discharge

SECTION 401.   Satisfaction and Discharge of Indenture.
               ---------------------------------------

          This Indenture shall be discharged and shall cease to be of further effect as to all Securities issued hereunder (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

          (1)  either:

               (a) all Securities that have been authenticated, except lost, stolen or destroyed Securities that have been replaced or paid, as provided in Section 307, and Securities for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company, as provided in

          Section 1003, have been delivered to the Trustee for cancellation; or

               (b) all Securities that have not been delivered to the Trustee for cancellation have become due and payable by reason of the making of a notice of redemption or otherwise or will become due and payable within one year and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, non-callable Government Securities, the principal of and interest on which will provide moneys, or a combination thereof, in such amounts as will be sufficient without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the Securities not delivered to the Trustee for cancellation for principal, premium, and Liquidated Damages, if any, and accrued interest to the date of maturity or redemption;

          (2) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit shall not result in a breach or violation of, or constitute a default under, any other instrument to which the Company is a party or by which it is bound;

          (3) the Company has paid or caused to be paid all sums payable by it under this Indenture; and

          (4) the Company has delivered irrevocable instructions to the Trustee under this Indenture to apply the deposited money toward the payment of the Securities at Maturity or the Redemption Date, as the case may be.

          In addition, the Company must deliver an Officers' Certificate and an Opinion of Counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Company to the Trustee under Section 607, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.   Application of Trust Money.
               --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money and Government Securities (including the proceeds thereof) deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest (and Liquidated Damages, if any) for whose payment such money has been deposited with the Trustee.


                                 ARTICLE FIVE

                                   Remedies

SECTION 501.   Events of Default.
               -----------------

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (1) default for 30 days in the payment when due of interest on, or Liquidated Damages, if any, with respect to, any Security;

               (2) default in payment when due of the principal of, or premium, if any, on the Securities;

               (3) default in the performance of any covenant set forth in the Interest Pledge Agreement or EME Stock Pledge Agreement, or repudiation by the Company of any of its obligations under either such agreement or the unenforceability of either such agreement against the Company for any reason that in any one case or in the aggregate results in a material impairment of the rights intended to be afforded thereby;

               (4) failure by the Company to comply with Section 801, Section 1016 or Section 1017 or default in respect of Clause (6) of the fourth paragraph of Section 1009;

               (5) failure by the Company for 60 days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% of the aggregate principal amount of the Securities Outstanding to comply with any of the other covenants or agreements in this Indenture;

               (6) default under any mortgage, indenture or instrument under which there may be issued or by which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries, whether such Indebtedness or guarantee now exists, or is created after the date of this Indenture, if that default:

               (a) is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default"); or

               (b) results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $20 million or more;

               provided that the foregoing shall not apply to any Non-Recourse Debt;

               (7) failure by the Company or any of its Restricted Subsidiaries to pay final judgments which are non-appealable aggregating in excess of $20 million (net of applicable insurance which has not been denied in writing by the insurer), which judgments are not paid, discharged or stayed for a period of 60 days and, with respect to Restricted Subsidiaries other than Edison Mission Energy, would reasonably be expected to have a Material Adverse Effect;

               (8)  with respect to (a) the Company, (b) Edison Mission
          Energy or (c) any other Restricted Subsidiary of the Company that is a Significant Subsidiary or any group of other Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of any entity or group of entities, as applicable, described in Clauses (a) through (c) above in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging any entity or any group of entities, as applicable, described in Clauses (a) through (c) above a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of any entity or group of entities, as applicable, described in Clauses (a) through
          (c) above under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of any entity or any group of entities, as applicable, described in Clauses (a) through (c) above or of any substantial part of the property of any entity or any group of entities, as applicable, described in Clauses (a) through (c) above, or ordering the winding up or liquidation of the affairs of any entity or any entity or group of entities, as applicable, described in Clauses (a) through (c) above, and the continuance of any such decree or order for relief or any such order or decree or order unstayed and in effect for a period of 90 consecutive days; provided that with respect to any entity or group of entities described in Clause (c) above, such event or events shall not constitute an Event of Default hereunder unless such event or events would reasonably be expected to have a Material Adverse Effect; or

               (9)  with respect to (a) the Company, (b) Edison Mission
          Energy or (c) any other Restricted Subsidiary of the Company that is a Significant Subsidiary or any group of other Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, (i) the commencement of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent by any of the entities or group of entities, as applicable, described in Clauses (a) through (c) above, or (ii) the consent by any of the entities or group of entities, as applicable, described in Clauses (a) through (c) above to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against any of them or (iii) the filing of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of any of the entities or group of entities, as applicable, described in Clauses (a) through (c) above or of any substantial part of the property of the Company, Edison Mission Energy, or any such Restricted Subsidiary or group of Restricted Subsidiaries of the Company, or (iv) the making by any of the entities or group of entities, as applicable, described in Clauses
          (a) through (c) above of an assignment for the benefit of creditors, or the admission in writing of inability to pay its or their debts generally as they become due, or (v) the taking of corporate action by any of the entities or group of entities, as applicable, described in Clauses (a) through (c) above in furtherance of any such action; provided that with respect to any entity or group of entities described in Clause (c) above, such event or events shall not constitute an Event of Default hereunder unless such event or events would reasonably be expected to have a Material Adverse Effect.

     In the case of any Event of Default occurring by reason of any willful action or inaction taken or not taken by or on behalf of the Company with the intention of avoiding payment of the premium that it would have to have paid if it then had elected to redeem the Securities pursuant to Section 1101, an equivalent premium will also become and be immediately due and payable to the extent permitted by law upon the acceleration of the Securities.

SECTION 502.   Acceleration of Maturity; Rescission and Annulment.
               --------------------------------------------------

          If an Event of Default (other than an Event of Default specified in
Section 501(8) or Section 501(9), with respect to the Company or Edison Mission Energy) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal and any accrued interest (and Liquidated Damages, if any), shall become immediately due and payable. If an Event of Default specified in Section 501(8) or 501(9) with respect to the Company or Edison Mission Energy occurs and is continuing, the principal and any accrued interest (and Liquidated Damages, if any) on the Securities then Outstanding shall ipso facto become immediately due and payable
                                  ---- -----
without any declaration or other Act on the part of the Trustee or any Holder.

          At any time after such a declaration of accelera tion has been made and before a judgment or decree for pay ment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

               (A) all overdue interest and Liquidated Damages, if any, on all Securities;

               (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Securities; and

               (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

SECTION 503.   Collection of Indebtedness and Suits for Enforcement by Trustee.
               ---------------------------------------------------------------

          The Company covenants that if:

          (1) Default is made in the payment of any interest or Liquidated Damages, if any, on any Security when such interest becomes due and payable and such Default continues for a period of 30 days, or

          (2) Default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest (and Liquidated Damages, if any), and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.   Trustee May File Proofs of Claim.
               --------------------------------

          In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.   Trustee May Enforce Claims Without Possession of Securities.
               -----------------------------------------------------------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.   Application of Money Collected.
               ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest (or Liquidated Damages, if any), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:    To the payment of all amounts due the Trustee under Section
     607;

          SECOND:   To the payment of the amounts then due and unpaid for
     principal of (and premium, if any) and interest (and Liquidated Damages, if any), on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest (or Liquidated Damages, if any), respectively; and

          THIRD:    To the Company or to such party as a court of competent
     jurisdiction shall direct.

SECTION 507.   Limitation on Suits.
               -------------------

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508.   Unconditional Right of Holders to Receive Principal, Premium and
               ----------------------------------------------------------------
               Interest.
               --------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 308) interest (and Liquidated Damages, if any), on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.   Restoration of Rights and Remedies.
               ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Inden ture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the

Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.   Rights and Remedies Cumulative.
               ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.   Delay or Omission Not Waiver.
               ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.   Control by Holders.
               ------------------

          The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that:
                                             --------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture;

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (3) the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability against which indemnification would not be satisfactory.

SECTION 513.   Waiver of Past Defaults.
               -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past Default or Event of Default hereunder and its consequences, except a continuing Default or Event of Default:

          (1) in the payment of the principal of (or premium, if any) or interest (or Liquidated Damages, if any), on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company); or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such Default or Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 514.   Undertaking for Costs.
               ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that
                                                              --------
neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

SECTION 515.   Waiver of Stay or Extension Laws.
               --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  The Trustee

SECTION 601.   Certain Duties and Responsibilities.
               -----------------------------------

          The duties, responsibilities and protections of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture or any Security Document shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.   Notice of Defaults.
               ------------------

          The Trustee shall give the Holders notice of any Default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that
                                                       --------  -------
in the case of any Default of the character specified in Section 501(5), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. The Trustee may withhold from Holders of the Securities notice of any continuing Default or Event of Default if the Trustee determines that withholding notice is in the best interest of the Holders of the Securities, except a Default or Event of Default of specified in Section 501(1) and Section 501(2).

SECTION 603.   Certain Rights of Trustee.
               -------------------------

          Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture or any Security Document the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be charged with, or deemed to have notice of, any

     Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice is received by the Trustee at its Corporate Trust Office.

SECTION 604.   Not Responsible for Recitals or Issuance of Securities.
               ------------------------------------------------------

          The recitals contained herein shall not be taken as the statements of any party, and no party assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or of any Security Documents. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.   May Hold Securities.
               -------------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.   Money Held in Trust.
               -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.   Compensation and Reimbursement.
               ------------------------------

          The Company agrees:

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of enforcing this Indenture against the Company (including without limitation this Section 607) and of defending itself against any claim (whether asserted by any Holder or the Company) or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this Section 607 shall survive any termination of this Indenture and the resignation or removal of the Trustee.

     The Trustee shall have a lien prior to the Securities upon all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

SECTION 608.   Disqualification; Conflicting Interests.
               ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.   Corporate Trustee Required; Eligibility.
               ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in the Borough of Manhattan, The City of New York, New York or Wilmington, Delaware. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.   Resignation and Removal; Appointment of Successor.
               -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.   Acceptance of Appointment by Successor.
               --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.   Merger, Conversion, Consolidation or Succession to Business.
               -----------------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.   Preferential Collection of Claims Against Company.
               -------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 614.   Appointment of Authenticating Agent.
               -----------------------------------

          The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption or pursuant to Section 307, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities described in the within-mentioned Indenture.


                                                    Wilmington Trust Company
                                                    ---------------------------,
                                                                      As Trustee


                                                  By___________________________,
                                                         As Authenticating Agent


                                                  By____________________________
                                                              Authorized Officer



                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

SECTION 701.   Company to Furnish Trustee Names and Address of Holders.
               -------------------------------------------------------

          The Company will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its
---------
capacity as Security Registrar.

SECTION 702.   Preservation of Information; Communications to Holders.
               ------------------------------------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.   Reports by Trustee.
               ------------------

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each July 1 following the date of this Indenture, deliver to Holders a brief report, dated as of such July 1, which complies with the provisions of such Section 313(a).

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 704.   Reports by Company.
               ------------------

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE EIGHT

                          Merger, Consolidation, Etc.

SECTION 801.   Mergers, Consolidations and Certain Sales of Assets.
               ---------------------------------------------------

          The Company shall not directly or indirectly: (i) consolidate or merge with or into another Person; or (ii) sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its and its Subsidiaries' properties or assets, taken as a whole, in one or more related transactions, to another Person; unless: (1) either: (a) the Company is the surviving corporation; or (b) the Person formed by or surviving any such consolidation or merger, if other than the Company, or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation, limited liability company or limited partnership organized or existing under the laws of the United States, any state thereof or the District of Columbia; (2) the Person formed by or surviving any such consolidation or merger, if other than the Company, or the Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all of the Company's obligations under the

Securities, this Indenture, the Registration Rights Agreement, the Interest Pledge Agreement and the EME Stock Pledge Agreement, as applicable, pursuant to agreements in form reasonably satisfactory to the Trustee; (3) immediately after such transaction no Default or Event of Default shall have occurred and be continuing; and (4) either (a) the Company or the Person formed by or surviving any such consolidation or merger, if other than the Company, or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made will, on the date of such transaction after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable fiscal quarter, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Interest Coverage Ratio test set forth in the first paragraph of Section 1008; or (b) on the date of such transaction after giving pro forma effect thereto and any related financing transactions, as if the same had occurred at the beginning of the applicable four-quarter period, the pro forma Interest Coverage Ratio of the surviving Person will equal or exceed the Company's actual Interest Coverage Ratio as of such date.

          This Section 801 does not apply to a sale, assignment, transfer, lease, conveyance or other disposition of assets between or among the Company and any of its Restricted Subsidiaries; provided, however, that, in the case of such a sale, assignment, transfer, lease, conveyance or other disposition to a Restricted Subsidiary, such Restricted Subsidiary shall assume the obligations of the Company under Section 607 hereof pursuant to agreements in form reasonably satisfactory to the Trustee.

SECTION 802.   Successor Substituted.
               ---------------------

          Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company as an entirety in accordance with Section 801, the successor Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                 ARTICLE NINE

                            Supplemental Indentures

SECTION 901.   Supplemental Indentures Without Consent of Holders.
               --------------------------------------------------

          Notwithstanding Section 902 below, without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture, the Securities or the Interest Pledge Agreement:

          (1)  to cure any ambiguity, defect or inconsistency;

          (2) to provide for uncertificated Securities in addition to or in place of certificated Securities;

          (3) to provide for the assumption of the Company's obligations to Holders of Securities in the case of any transaction specified in clause
     (i) or (ii) of Section 801;

          (4) to make any change that would provide any additional rights or benefits to the Holders of Securities or that does not adversely affect the legal rights under this Indenture of any such Holder; or

          (5) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act of 1939, as amended.

SECTION 902.   Supplemental Indentures with Consent of Holders.
               -----------------------------------------------

          Subject to Section 901 above and except as provided in the next paragraph of this Section 902, this Indenture, the Securities, and the Interest Pledge Agreement may be amended or supplemented with the consent of Holders of at least a majority in principal amount of the Outstanding Securities (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities), and, subject to Sections 513 and 1023, any existing Default or Event of Default or compliance with any provision of the Indenture, the Securities or the Interest Pledge Agreement may be waived with the consent of Holders of a majority in principal amount of the Outstanding Securities (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Securities).

                   Without the consent of each Holder affected, an amendment or waiver may not (with respect to any Securities held by a non-consenting Holder):

                   (1) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver;

                   (2) reduce the principal amount at maturity of or change the fixed maturity of any Security or alter the provisions with respect to the redemption of the Securities (other than provisions relating to Section 1016 and Section 1017);

                   (3) reduce the rate of or change the time for payment of interest on any Security;

                   (4) waive a Default or Event of Default in the payment of principal of, or interest or premium, or Liquidated Damages, if any, on the Securities (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate principal amount of the Securities and a waiver of the payment Default that resulted from such acceleration);

                   (5) make any Security payable in money other than that stated in the Securities;

                   (6) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of, or interest or premium or Liquidated Damages, if any, on the Securities;

                   (7) waive a redemption payment with respect to any Security (other than a payment required by Section 1016 or Section 1017); or

                   (8) make any change in the preceding amendment and waiver provisions.

                   It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture or amendment, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 903.   Execution of Supplemental Indentures.
                        ------------------------------------

                   In executing, or accepting the additional trusts created by, any supplemental indenture or amendment permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture or amendment is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture or amendment which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 904.   Effect of Supplemental Indentures.
                        ---------------------------------

                   Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 905.   Conformity with Trust Indenture Act.
                        -----------------------------------

                   Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

         SECTION 906.   Reference in Securities to Supplemental
                        ---------------------------------------
                        Indentures.
                        ----------

                   Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                  ARTICLE TEN

                                   Covenants

         SECTION 1001.  Payment of Principal, Premium, Interest and
                        -------------------------------------------
                        Liquidated Damages.
                        ------------------

                   The Company will duly and punctually pay the principal of (and premium, if any) and interest (and Liquidated Damages, if any), on the Securities in accordance with the terms of the Securities and this Indenture.

         SECTION 1002.  Maintenance of Office or Agency.
                        -------------------------------

                   The Company will maintain in the Borough of Manhattan, The City of New York or Wilmington, Delaware, an office or agency where Securities may be presented or sur rendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Secu rities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                   The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided,
                                                                   --------
however, that no such designation or rescission shall in any manner relieve the
-------
Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York or Wilmington, Delaware, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                   The Company hereby designates the Corporate Trust Office as one such office or agency of the Company.

         SECTION 1003.  Money for Security Payments to be Held in
                        -----------------------------------------
                        Trust.
                        -----

                   If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest (and Liquidated Damages, if any), on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest (and Liquidated Damages, if any), so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                   Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest (and Liquidated Damages, if any), on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest (and Liquidated Damages, if any), so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest (and Liquidated Damages, if any) and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                   The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                   (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest (and Liquidated Damages, if any), on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                   (2) give the Trustee notice of any Default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest (and Liquidated Damages, if any); and

                   (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                   The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                   Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest (and Liquidated Damages, if any), on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest (and Liquidated Damages, if any), has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the
                                                   --------  -------
Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 1004.  Existence.
                        ---------

                   Subject to Article Eight and Section 1017, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such
--------  -------
right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 1005.  Maintenance of Properties.
                        -------------------------

                   The Company will cause all material properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improve ments thereof, all as in the judgment of the Company or such Subsidiary may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that
                                                    --------  -------
nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

         SECTION 1006.  Payment of Taxes and Other Claims.
                        ---------------------------------

                   The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Restricted Subsidiaries or upon the income, profits or property of the Company or any of its Restricted Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Restricted Subsidiaries; provided,
                                                               --------
however, that the Company shall not be required to pay or discharge or cause to
-------
be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 1007.  Maintenance of Insurance.
                        ------------------------

                   The Company shall, and shall cause its Restricted Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice.

         SECTION 1008.  Limitation on Incurrence of Indebtedness.
                        ----------------------------------------

                   The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired Debt); provided, however, that the Company and any of its Restricted Subsidiaries may incur Indebtedness (including Acquired
Debt) if, after giving effect to the incurrence of such Indebtedness and the receipt and application of the proceeds therefrom, the Interest Coverage Ratio would be greater than: (i) for the period prior to June 30, 2003, 1.75:1 and
(ii) for the period thereafter, 2.0:1.

                   The foregoing paragraph of this Section 1008 will not prohibit the incurrence of any of the following items of Indebtedness (collectively, "Permitted Debt"):

              (1) the incurrence by the Company and its Restricted Subsidiaries of their respective Existing Indebtedness;

              (2) the incurrence by Edison Mission Energy of Indebtedness under Credit Facilities, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this Clause (2), provided that the aggregate amount of all Indebtedness of Edison Mission Energy outstanding under Credit Facilities after giving effect to such incurrence does not exceed an amount equal to $1.275 billion less the aggregate amount of all Net Cash Proceeds from Asset Sales in excess of $400.0 million applied by Edison Mission Energy since the date of this Indenture to permanently repay Indebtedness under Credit Facilities pursuant to Section 1017;

              (3) the incurrence by the Company of Indebtedness either under the Term Loan or represented by the Securities to be issued on the date of this Indenture and the Exchange Securities to be issued pursuant to the Registration Rights Agreement;

              (4) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of development, construction and related financing costs, commissioning, testing or improvements of, or repairs or additions to, property, plant or equipment used in the Company's business or the business of such Restricted Subsidiary, in an aggregate principal amount, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this Clause (4), not to exceed $100.0 million at any time outstanding; provided that such Indebtedness shall not constitute more than 100% (determined in accordance with GAAP) to the Company or such Restricted Subsidiary, as applicable, of the total purchase price of or cost of such developments, construction, related financing costs, commissioning, testing and improvements and repairs and additions;

              (5) the incurrence by any of the Company's Restricted Subsidiaries of Non-Recourse Debt represented by Capital Lease Obligations, mortgage financings or purchase money obligations and including any such Non-Recourse Debt that is Attributable Debt incurred in connection with a Sale and Leaseback Transaction, in each case incurred for the purpose of financing all or any part of the purchase price or cost of development, construction and related financing costs, commissioning, testing or improvements of, or repairs or additions to, or working capital in amounts consistent with past practice and in the ordinary course of business related to, property, plant or equipment used in the Company's business or the business of such Restricted Subsidiary, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Non-Recourse Debt incurred pursuant to this Clause (5); provided that such Indebtedness shall not constitute more than 100% (determined in accordance with GAAP) to the Company or such Restricted Subsidiary, as applicable, of the total purchase price of or cost of such developments, construction, related financing costs, commissioning, testing and improvements, repairs and additions and working capital;

              (6) the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace Indebtedness (other than intercompany Indebtedness) that was permitted by this Indenture to be incurred under the first paragraph of this Section or Clauses (1), (2), (3), (4), (5), (6) or (14) of
                   this Section 1008;

              (7) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries; provided, however, that:

                   (a) if the Company is the obligor on such Indebtedness, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Securities, and

                   (b) (i) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or one of its Restricted Subsidiaries thereof and (ii) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or one of its Restricted Subsidiaries will be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this Clause (7);


              (8) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations;

              (9) the guarantee by the Company or any of its Restricted Subsidiaries of Indebtedness of the Company or one of its Restricted Subsidiaries that was permitted to be incurred by another provision of this Section 1008 (other than the provision described in Clause (5));

              (10) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds in the ordinary course of business;

              (11) shares of preferred stock of a Restricted Subsidiary of the
                   Company issued to the Company or another of its Restricted Subsidiaries;

     (12) Indebtedness in respect of performance and surety bonds, terminable Guarantees and/or other similar forms of Indebtedness provided by the Company or any of its Restricted Subsidiaries in the ordinary course of business;

     (13) the incurrence by any of the Company's Restricted Subsidiaries of Indebtedness represented by letters of credit issued by financial institutions for the account of such Restricted Subsidiary in support of Trading Activities undertaken by one or more of the Company's Restricted Subsidiaries, the total amount available under such letters of credit together with any reimbursement obligations in respect thereof not to exceed $200.0 million at any time outstanding; and

     (14) the incurrence by the Company or any of its Restricted Subsidiaries of additional Indebtedness in an aggregate principal amount (or accreted value, as applicable) at any time outstanding including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this Clause (14), not to exceed $100.0 million.

          For purposes of determining compliance with this Section 1008, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in Clauses (1) through (14) above, or is entitled to be incurred pursuant to the first paragraph of this Section 1008, the Company will be permitted to classify such item of Indebtedness on the date of its incurrence or later reclassify all or a portion of such item of Indebtedness in any manner that complies with this Section 1008.

SECTION 1009.  Limitation on Restricted Payments.
               ---------------------------------

          The Company shall not, and, in the case of Clauses (2), (3) and (4) below, shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

     (1) declare or pay any dividend or make any other payment or distribution on account of the Company's Equity Interests, including, without limitation, any payment in connection with any merger or consolidation involving the Company, or to the direct or indirect holders of its Equity Interests in their capacity as such, other than dividends or distributions payable in its Equity Interests (other than Disqualified Stock);

     (2) purchase, redeem or otherwise acquire or retire for value, including, without limitation, in connection with any merger or consolidation involving the Company, any of its Equity Interests;

     (3) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is subordinated to the Securities, except a payment of interest or principal at the Stated Maturity thereof; or

     (4) make any Restricted Investment (all such payments and other actions set forth in Clauses (1) through (4) being collectively referred to as "Restricted Payments"),

unless, at the time of and after giving effect to such Restricted Payment:

     a. no Default or Event of Default has occurred and is continuing or would occur as a consequence thereof;

     b. the Company would, at the time of such Restricted Payment, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Interest Coverage Ratio test set forth in the first paragraph of Section 1008; and

     c. such Restricted Payment, together with the aggregate amount of all other Restricted Payments declared or made since July 15, 2003 (the "Start Date"), other than those described in Clauses (2), (3), (5) and
          (6) of the penultimate paragraph of this Section 1009, shall not exceed, at the date of determination, the sum, without duplication, of:

               i. an amount equal to 50% of the Company's Consolidated Net Income (or, if Consolidated Net Income is a loss, minus 100% of the amount of such loss) accrued during the period treated as one accounting period, beginning on the day after the Start Date to the end of the most recent full fiscal quarter preceding the date of such Restricted Payment for which its consolidated financial statements are available; plus

               ii. an amount equal to 100% of the aggregate Net Cash Proceeds received by the Company after the Start Date as capital contributions or from the issue or sale of its Equity Interests (other than Disqualified Stock) or from the issue or sale of its convertible or exchangeable Disqualified Stock or its convertible or exchangeable debt securities of the Company that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Restricted Subsidiary of the Company); plus,

               iii. the aggregate amount returned in cash after the Start Date on or with respect to Restricted Investments whether through interest payments, dividends or other distributions or payments; plus,

               iv. to the extent that any Restricted Investment that was made after the Start Date is sold for cash or otherwise liquidated or repaid for cash, the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) to the Company or any of its Restricted Subsidiaries; plus,

               v. to the extent the Company's Board of Directors designates any Unrestricted Subsidiary that was designated as such after the Start Date as a Restricted Subsidiary, the aggregate fair market value of all Restricted Investments owned by the Company and its Restricted Subsidiaries in such Unrestricted Subsidiary.

               Notwithstanding the foregoing restrictions, and except as set forth in the following paragraphs, prior to the Start Date, the Company will be permitted to declare and pay dividends to the Company's stockholder, The Mission Group, as follows:

          (1) in amounts sufficient to permit Edison International to make required interest payments on its outstanding 6 7/8% Notes due 2004;

          (2) with respect to The Mission Group and Edison International's corporate overhead, in amounts that are consistent with amounts historically expended for such overhead; and

          (3) for other Edison International working capital and general corporate purposes in an amount not to exceed $50.0 million in aggregate.

               In the event the Company completes a Public Equity Offering prior to the Start Date, the provisions of this Indenture described in the immediately preceding paragraph shall not apply, and the Start Date shall be deemed to be the date of this Indenture.

               In addition, so long as no Default has occurred and is continuing or would be caused thereby, the preceding provisions will not prohibit:

          (1) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture;

          (2) the redemption, repurchase, retirement, defeasance or other acquisition of any of the Company's subordinated Indebtedness or its Equity Interests in exchange for, or out of the Net Cash Proceeds of the substantially concurrent sale (other than to one of its Restricted Subsidiaries) of, its Equity Interests (other than Disqualified Stock); provided that the amount of any such Net Cash Proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition will be excluded from Clause (c)(ii) of the first paragraph of this Section 1009;

          (3) the defeasance, redemption, repurchase or other acquisition of the Company's subordinated Indebtedness with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness;

          (4) the repurchase, redemption or other acquisition or retirement for value of any of the Company's Equity Interests held by any member of its (or any of its Subsidiaries') management pursuant to any management equity subscription agreement, stock option agreement or similar agreements; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $1.0 million in any twelve-month period (with unused amounts being carried over to succeeding twelve-month periods, subject to a maximum of $2.0 million in any twelve-month period);

          (5) payments made pursuant to the Tax Sharing Agreements; provided such payments may be made whether or not a Default then exists;

          (6) the payment by the Company to The Mission Group of the net cash proceeds from the sale of the Securities or the incurrence of indebtedness under the Term Loan; provided that in connection with any such payment all such net cash proceeds so paid are promptly, but in any event prior to 6:00 p.m., Pacific Standard Time, on the date of such payment, loaned or otherwise distributed by The Mission Group to Edison International and promptly, but in any event prior to 6:00 p.m., Pacific Standard Time, on the date of such payment, applied by Edison International to repay a portion of its indebtedness that matures in 2001; and

          (7) other Restricted Payments in an aggregate amount not to exceed $10.0 million.

               The amount of all Restricted Payments (other than cash) shall be the fair market value, on the date of the Restricted Payment, of the assets or securities proposed to be transferred or issued to or by the Company or its Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any assets or securities that are required to be valued by this Section 1009 will be determined by the Company's Board of Directors whose resolution with respect thereto shall be delivered to the Trustee.

SECTION 1010.       Limitations Concerning Distributions By Subsidiaries, etc.
                    ---------------------------------------------------------

               The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

          (1) pay dividends or make any other distributions on its Equity Interests to the Company or any of its Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any indebtedness owed to the Company or any of its Restricted Subsidiaries;

          (2) make loans or advances or guarantee any such loans or advances to the Company or any of its Restricted Subsidiaries; or

          (3) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries.

               However, the preceding restrictions will not apply to encumbrances or restrictions existing under or by reason of:

          (1) with respect to Indebtedness of Edison Mission Energy, Existing Indebtedness and Indebtedness under the October Credit Facility, the March Credit Facility and the May Credit Facility as in effect on the date of this Indenture and any amendments, modifications, restatements, renewals, supplements, replacements or refinancings ("Refinancings") thereof, provided that such

               Refinancings are no more restrictive, taken as a whole, with respect to such dividend, loan, advance, guarantee or transfer restrictions than the restrictions contained in the articles of incorporation and bylaws of Edison Mission Energy on the date of this Indenture (as determined in good faith by the Company's Board of Directors, the determination of which shall be evidenced by a resolution of such Board of Directors);

          (2) with respect to Indebtedness of any Restricted Subsidiary, Existing Indebtedness as in effect on the date of this Indenture and any Refinancings thereof, provided that such Refinancings are no more restrictive, taken as a whole, with respect to such dividend, loan, advance, guarantee or transfer restrictions than those contained in such Existing Indebtedness, as in effect on the date of this Indenture (as determined in good faith by the Company's Board of Directors, the determination of which shall be evidenced by a resolution of such Board of Directors); provided that with respect to any Refinancings within 12 months of the Stated Maturity of any Existing Indebtedness or prior Refinancing, such Refinancings may contain restrictions that are in the written opinion of the Company's Chief Executive Officer or Chief Financial Officer required by the lenders in order to obtain such Refinancings, are customary for such Refinancings and apply only to the assets of or revenues of the applicable Restricted Subsidiary which is the subject of the Refinancing;

          (3) this Indenture, the Securities, the Interest Pledge Agreement and the EME Stock Pledge Agreement;

          (4)  the Term Loan and the Loan Interest Escrow Agreement;

          (5)  applicable law;

          (6) any encumbrance imposed pursuant to the terms of Indebtedness incurred pursuant to Clause (5) or Clause (13) of the second paragraph of Section

               1008, provided that such encumbrance is in the written opinion of the Company's Chief Executive Officer or Chief Financial Officer required in order to obtain such financing, is customary for such financings and applies only to the assets of or revenues of the applicable Facility or the applicable Restricted Subsidiary, respectively;

          (7) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness or Capital Stock was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired, provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of this Indenture to be incurred;

          (8) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices;

          (9) Capital Lease Obligations, mortgage financings or purchase money obligations for property acquired in the ordinary course of business that impose restrictions on the property so acquired of the nature described in Clause (3) of the immediately preceding paragraph;

          (10) any agreement for the sale or other disposition of a Restricted Subsidiary of the Company that restricts distributions by that Restricted Subsidiary pending its sale or other disposition;

          (11) Permitted Refinancing Indebtedness, provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced (as determined in good faith by the Company's Board of Directors, the determination of which shall be evidenced by a resolution of such Board of Directors);

          (12) Liens securing Indebtedness that limit the right of the debtor to dispose of the assets subject to such Lien;

          (13) provisions with respect to the disposition or distribution of assets or property in joint venture agreements, asset sale agreements, stock sale agreements and other similar agreements entered into in the ordinary course of business;

          (14) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

          (15) customary restrictions on transactions with Affiliates of the nature described in Clause (2) or Clause (3) of the immediately preceding paragraph that are no more restrictive, taken as a whole, than the restrictions contained in any Existing Indebtedness, the October Credit Facility, the March Credit Facility or the May Credit Facility; and

          (16) restrictions contained in the articles of incorporation and bylaws of Edison Mission Energy as in existence on the date of this Indenture.

SECTION 1011.  Limitation on Liens.
               -------------------

               The Company shall not, and shall not permit any of its Restricted Subsidiaries (other than Edison Mission Energy and its Subsidiaries) to, directly or indirectly, create, incur, assume or suffer to exist (collectively, "incur") any Lien of any kind on any asset now owned or hereafter acquired, except Permitted Liens. The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, incur any Lien of any kind on or to otherwise pledge or grant any other interest in the Capital Stock of Edison Mission Energy owned by the Company, except with respect to the first priority security interest created by the Term Loan and the EME Stock Pledge Agreement.

SECTION 1012.  Limitation on Sale and Leaseback Transactions.
               ---------------------------------------------

               The Company shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any Sale and Leaseback Transaction; provided that the Company or any Restricted Subsidiary may enter into a Sale and Leaseback Transaction if:

          (1) the Company or that Restricted Subsidiary, as applicable, could have incurred Indebtedness in an amount equal to the Attributable Debt relating to such Sale and Leaseback Transaction under
               Section 1008;

          (2) the gross proceeds of that Sale and Leaseback Transaction are at least equal to the fair market value, as determined in good faith by the Company's Board of Directors and evidenced by a resolution, of the property that is the subject of that Sale and Leaseback Transaction; and

          (3) the transfer of assets in that Sale and Leaseback Transaction is permitted by, and the Company applies or that Restricted Subsidiary applies the proceeds of such transaction in compliance with Section 1017.

               In addition, the Company and any Restricted Subsidiary may engage in a Sale and Leaseback Transaction if such Sale and Leaseback Transaction is between the Company and any of its Restricted Subsidiaries or between any of its Restricted Subsidiaries.

SECTION 1013.  Limitation on Transactions with Affiliates.
               ------------------------------------------

               The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, make any payment to, or sell, lease, transfer, exchange or otherwise dispose of any of their properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction or series of transactions, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any of its Affiliates (each, an "Affiliate Transaction"), unless:

          (1) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person (as determined by the Company's Board of Directors and evidenced by a resolution of its Board of Directors); and

          (2)  the Company delivers to the Trustee:

               (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $10.0 million, a resolution of its Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with this Section 1013 and that such Affiliate Transaction has been approved by the disinterested outside members of the Company's Board of Directors; and

               (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $25.0 million, an opinion as to the fairness to the Company or its applicable Restricted Subsidiary from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

               The following items shall not be deemed to be Affiliate Transactions and, therefore, will not be subject to the provisions of the prior paragraph:

          (1) any (a) employment or indemnification arrangements or (b) transactions relating to benefit plans, in each case with any employee, consultant or director of the Company or any of its Restricted Subsidiaries that is entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and consistent with past practice of the Company or such Restricted Subsidiary;

          (2) transactions between or among the Company and/or its Restricted Subsidiaries;

          (3) loans or advances to employees of the Company or any of its Restricted Subsidiaries in the ordinary course of business;

          (4) transactions with a Person that is the Company's Affiliate solely because the Company owns an Equity Interest in such Person;

          (5)  payment of reasonable directors fees;

          (6) sales of Equity Interests (other than Disqualified Stock) to the Company's Affiliates;

          (7)  Restricted Payments that are permitted under Section 1009;

          (8) any payments or other transactions pursuant to any tax sharing agreement between the Company and any other Person with which the Company files a consolidated tax return or with which the Company is part of a consolidated group for tax purposes;

          (9)  Permitted Investments;

          (10) any redemption of the Company's Capital Stock held by employees upon death, disability or termination of employment;

          (11) the grant and payment of long-term incentive compensation, including stock options or similar rights with respect to the Company's Capital Stock to employees and directors of the Company or any of its Restricted Subsidiaries;

          (12) the provision of general corporate administrative operating and management services including, without limitation, procurement, construction, engineering, construction administration, legal, accounting, financial, management, risk management, personnel, administration and business planning, operating, management, energy trading and price risk management service, in each case on an arms' length basis;

          (13) transactions between the Company or any of its Restricted Subsidiaries and any of its employees or of any of its Restricted Subsidiaries that are approved by the Company's Board of Directors or any committee of its Board of Directors in each case including the approval of the Company's Independent Director;

          (14) any agreement to do any of the foregoing; and

          (15) any transactions or arrangements in existence on the date of this Indenture including, without limitation, the completed exchange offer pursuant to which the EME Affiliate Option Plan was terminated.

SECTION 1014.  Limitation on Issuances and Sales of Capital Stock of Restricted
               ----------------------------------------------------------------
               Subsidiaries.
               ------------

               The Company shall not, and shall not permit any of its Restricted Subsidiaries to, transfer, convey, sell, lease or otherwise dispose of any Equity Interests of any of its Restricted Subsidiaries or any of their Subsidiaries, or any other interest convertible or exchangeable into such Equity Interest, to any Person (other than to the Company or a Wholly Owned Subsidiary of the Company with respect to Equity Interests in Restricted Subsidiaries other than Edison Mission Energy) and the Company shall not permit any of its Restricted Subsidiaries or any of their Subsidiaries to issue any of its Equity Interests, or any other interest convertible or exchangeable into such Equity Interests, to any Person (other than to the Company or a Wholly Owned Subsidiary of the Company with respect to Equity Interests in Restricted Subsidiaries other than Edison Mission Energy); provided, however, that Edison Mission Energy or any Restricted Subsidiary of Edison Mission Energy may transfer, convey, sell, lease or otherwise dispose of the Equity Interests of any of its Subsidiaries if the Net Cash Proceeds from such transfer, conveyance, sale, lease or other disposition are applied in accordance with Section 1017.

SECTION 1015.  Independent Director.
               --------------------

          The Company shall maintain at least one Independent Director on its Board of Directors, other than during one or more periods not in any one case to exceed 30 consecutive days due to the Independent Director's death, disability, resignation or retirement; provided that during any vacancy, the Company's Board of Directors will not take any action which requires the approval of the Independent Director.

SECTION 1016.  Change of Control.
               -----------------

          Upon a Change of Control, each Holder shall have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple of $1,000) of that Holder's Securities pursuant to an Offer to Purchase on the terms set forth in this Section 1016 and this Indenture. In the Offer to Purchase, the Company shall offer a Purchase Price in cash equal to 101% of the aggregate principal amount of the Securities repurchased plus accrued and unpaid interest and Liquidated Damages, if any, on the Securities repurchased, to the date of purchase. Within 30 days following any Change of Control, the Company shall mail a notice to the Trustee and each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Securities on the Purchase Date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by this Indenture and described in such notice. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with this
Section 1016, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this
Section 1016 by virtue of such conflict.

          On the Purchase Date, the Company shall, to the extent lawful:

          (1) accept for payment all Securities or portions of Securities properly tendered pursuant to the Offer to Purchase;

          (2) deposit with the Paying Agent an amount equal to the Purchase Price in respect of all Securities or portions of Securities properly tendered; and

          (3) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

               The Paying Agent will promptly mail to each Holder of Securities properly tendered the Purchase Price for such Securities, and the Company shall execute and issue and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided, however, that each such new Security will be in a principal amount of $1,000 or an integral multiple of $1,000.

               This Section 1016 will be applicable regardless of whether any other provisions of this Indenture are applicable.

               The Company will not be required to make an Offer to Purchase upon a Change of Control if a third party makes the Offer to Purchase in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to an Offer to Purchase made by the Company and purchases all the Securities or portions of the Securities properly tendered and not withdrawn under such Offer to Purchase.

SECTION 1017.       Asset Sales.
                    -----------

               The Company shall not, and shall not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

               (1) the Company, or any such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets or Equity Interests issued or sold or otherwise disposed of;

               (2) such fair market value is determined by the Company's Board of Directors and evidenced by a resolution of its Board of Directors set forth in an Officers' Certificate delivered to the Trustee; and

               (3) at least 75% of the consideration received in such Asset Sale by the Company or any such Restricted Subsidiary is in the form of cash or Cash Equivalents or a Permitted Business Asset. For purposes of this provision, each of the following shall be deemed to be cash:

                    (A) any of the Company's or its Restricted Subsidiaries' Indebtedness or other liabilities, as shown on the Company's or such Restricted Subsidiary's most recent balance sheet, other than contingent liabilities and Indebtedness that is by its terms subordinated to the Securities, that are assumed by the transferee of any such assets pursuant to an agreement that releases the Company or such Restricted Subsidiary from further liability; and

                    (B) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are converted within 90 days of the applicable Asset Sale by the Company or such Restricted Subsidiary into cash, to the extent of the cash received in that conversion;

provided that Clauses (1) and (2) shall not apply to Asset Sales made pursuant to contractual obligations existing at the date of this Indenture.

               Within 12 months after the receipt of any Net Cash Proceeds from an Asset Sale, the Company, the applicable Restricted Subsidiary or, subject to the immediately following paragraph, any other Restricted Subsidiary may apply an amount equal to such Net Cash Proceeds or, in the case of Clause (3) below, enter into a binding commitment to apply such amount if such amount is applied within 24 months after receipt of such Net Cash Proceeds, as follows:

          (1) to permanently repay any Indebtedness that ranks equal in right of payment to the Securities or repay any Indebtedness of any Restricted Subsidiary (other than intercompany Indebtedness) and, if the Indebtedness repaid is revolving credit Indebtedness, to correspondingly reduce commitments with respect thereto;

          (2)  to make capital expenditures;

          (3) to acquire Equity Interests in one of its Restricted Subsidiaries not then owned by the Company or one of its other Restricted Subsidiaries, to acquire Equity Interests in any Person such that such person becomes a Restricted Subsidiary of the Company as a result of such acquisition or to acquire additional Equity Interests in any Investment in any Person with respect to which the Company or any Restricted Subsidiary then owns any Equity Interests regardless of whether such Person becomes a Restricted Subsidiary as a result of such acquisition; or

          (4) to acquire a Facility or a Permitted Business, or assets used in a Permitted Business, provided that such acquisition is made in accordance with this Indenture, including, without limitation,
               Section 1009.

               In determining compliance with the immediately preceding paragraph, if the Company's percentage of the Equity Interests in the Restricted Subsidiary that so applies the Net Cash Proceeds is less than its percentage of the Equity Interests in the Restricted Subsidiary that engaged in the Asset Sale, then the amount of Net Cash Proceeds necessary to comply with this Section 1017 will be increased so that the amount of Net Cash Proceeds attributable to the Company's ownership interest in the entity applying the Net Cash Proceeds (taking into account all contributions by the other holders of any Equity Interests in such entity and any change in percentage ownership interest resulting from such contribution) equals the amount of Net Cash Proceeds attributable to the Company's ownership interest in the entity making the Asset Sale.

          Any proceeds from an Asset Sale that are not applied or invested as provided above in the preceding paragraph will constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $20.0 million, the Company will make an Offer to Purchase to all Holders (and all holders of other Indebtedness of the Company that is pari passu with the Securities and that contain provisions similar to those set forth in Section 1017 with respect to offers to purchase or redeem with the proceeds of sales of assets) to purchase the maximum principal amount of Securities and any such other pari passu Indebtedness that may be purchased out of the Excess Proceeds.

          The offer price in any Offer to Purchase will be equal to 100% of principal amount plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of purchase (or, in respect of other pari passu Indebtedness such lesser price, if any, as may be provided for by the terms of such pari passu Indebtedness), and will be payable in cash. If any Excess Proceeds remain after consummation of an Offer to Purchase, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by this Indenture. If the aggregate principal amount of Securities and pari passu Indebtedness, together with accrued and unpaid interest and Liquidated Damages, if any, thereon tendered into such Offer to Purchase exceeds the amount of Excess Proceeds, the Company shall deliver an Officers' Certificate to the Trustee certifying the portion of such Excess Proceeds allocable to the Securities, which shall be determined on a pro rata basis based on the principal amount of the Securities and such other pari passu Indebtedness that was tendered, and the Trustee shall select the Securities to be purchased on a pro rata basis in accordance with the clause (11) of the definition of "Offer to Purchase". Upon completion of each Offer to Purchase, the amount of Excess Proceeds will be reset at zero.

          The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with each repurchase of Securities pursuant to an Offer to Purchase. To the extent that the provisions of any securities laws or regulations conflict with this Section 1017, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 1017 by virtue of such conflict.

          Pending the final application of any Net Cash Proceeds, the Company may temporarily reduce revolving credit borrowings or otherwise invest the Net Cash Proceeds in any manner that is not prohibited by this Indenture.

SECTION 1018.  Provision of Financial Information.
               ----------------------------------

          Whether or not required by the Commission, the Company shall furnish to the Holders within the time periods specified in the Commission's rules and regulations:(1) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report on the annual financial statements by the Company's independent certified public accountants; and (2) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports.

          In addition, following the consummation of the Exchange Offer (as defined in the Registration Rights Agreement) whether or not required by the Commission, the Company shall file a copy of all of the information and reports referred to in Clauses (1) and (2) above with the Commission for public availability within the time periods specified in the Commission's rules and regulations (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. In addition, for so long as any Securities remain outstanding, the Company shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

SECTION 1019.  Separateness.
               ------------

          Notwithstanding any other provision of this Indenture, (1) it is understood and agreed that none of Edison Mission Energy or any of its Subsidiaries is liable for any amount that the Company owes in respect of the Securities or is obligated to make any payments due on the Securities; (2) the Company shall not take and shall not cause Edison Mission Energy or any of Edison Mission Energy's Subsidiaries to take at any time any act in contravention of Edison Mission Energy's articles of incorporation or any applicable law; and (3) the Company shall observe all of the separateness provisions contained in Edison Mission Energy's articles of incorporation as in effect on the date of this Indenture, to the extent that they apply to a shareholder of Edison Mission Energy.

SECTION 1020.  Provisions with Respect to Contact Energy.
               -----------------------------------------

          Any action or omission to take action by Contact Energy or any of its subsidiaries which would otherwise be in contravention of the provisions of this Indenture will not be deemed to be in contravention of this Indenture if the steps required of the directors of Contact Energy appointed by Edison Mission Energy to prevent such action or omission would have been in breach of applicable New Zealand laws or regulations.

SECTION 1021.  [reserved]

SECTION 1022.  Statement by Officers as to Default; Compliance Certificates.
               ------------------------------------------------------------

          (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in Default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and if the Company shall be in Default, specifying all such Defaults and the nature and status thereof of which they may have knowledge.

          (b) The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes aware the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or Default, and the action which the Company proposes to take with respect thereto.

          (c) The Company shall deliver to the Trustee within 120 days after the end of each fiscal year a written statement by the Company's independent public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any event which, with notice or the lapse of time or both, would constitute an Event of Default has come to their attention and, if such a Default has come to their attention, specifying the nature and period of the existence thereof.

SECTION 1023.  Waiver of Certain Covenants.
               ---------------------------

          The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 801(4) and Sections 1004 to 1018, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                                ARTICLE ELEVEN

                           Redemption of Securities

SECTION 1101.  Right of Redemption.
               -------------------

          At any time, the Company may redeem all or a part of the Securities upon not less than 30 nor more than 60 days' notice at a Redemption Price equal to the applicable Treasury Make-whole, plus accrued and unpaid interest and

Liquidated Damages, if any, thereon to the applicable Redemption Date.

SECTION 1102.  Applicability of Article.
               ------------------------

          Redemption of Securities at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 1103.  Election to Redeem; Notice to Trustee.
               -------------------------------------

          The election of the Company to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed. In addition, the Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.

SECTION 1104.  Selection by Trustee of Securities to Be Redeemed.
               -------------------------------------------------

          If less than all the Securities are to be redeemed at any time, the particular Securities or portions thereof to be redeemed shall be selected by the Trustee, not more than 60 days prior to the Redemption Date, in the following manner: (i) if the Securities are listed on any national securities exchange, in compliance with the requirements of the principal securities exchange on which the Securities are listed or (ii) if the Securities are not listed on any national securities exchange, from the Outstanding Securities not previously called for redemption pro rata, by lot or by such other method as the Trustee considers to be fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof of $1,000) of the principal amount of any Security to be redeemed.

          In any proration pursuant to this Section 1104, the Trustee shall make such adjustments, reallocations and eliminations as it shall deem proper to the end that the principal amount of Securities so prorated shall be $1,000 or a multiple thereof, by increasing or decreasing or eliminating the amount which would be allocable to any Holder on the basis of exact proportion by an amount not exceeding $1,000. The Trustee in its discretion may determine the particular Securities (if there are more than one) registered in the name of any Holder which are to be redeemed, in whole or in part. No Securities of a principal amount of $1,000 or less shall be redeemed in part.

          The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

SECTION 1105.  Notice of Redemption.
               --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed within the time periods specified in Section 1101 to each Holder of Securities to be redeemed, at his address appearing in the Security Register. Notices of redemption may not be conditional.

          All notices of redemption shall state:

          (1)  the Redemption Date;

          (2) the Redemption Price [(or if not then ascertainable, the manner of calculation thereof)];

          (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date; and

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1106.  Deposit of Redemption Price.
               ---------------------------

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest (and Liquidated Damages, if any) on, all the Securities which are to be redeemed on that date.

SECTION 1107.  Securities Payable on Redemption Date.
               -------------------------------------

          Notice of redemption having been given as afore said, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest), such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest and Liquidated Damages, if any, to the Redemption Date; provided, however, that
                                                        --------  -------
installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 308.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.

SECTION 1108.  Securities Redeemed in Part.
               ---------------------------

          Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                ARTICLE TWELVE

                      Defeasance and Covenant Defeasance

SECTION 1201.  Company's Option to Effect Defeasance or Covenant Defeasance.
               ------------------------------------------------------------

          The Company may at its option, at any time, elect to have either
Section 1202 or Section 1203 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

SECTION 1202.  Defeasance and Discharge.
               ------------------------

          Upon the Company's exercise of the option provided in Section 1201 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such

Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest (and Liquidated Damages, if any) on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 306, 307, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder the Company's obligations in connection therewith and
(D) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203.

SECTION 1203.  Covenant Defeasance.
               -------------------

          Upon the Company's exercise of the option provided in Section 1201 applicable to this Section, (i) the Company shall be released from its obligations under Sections 1005 through 1023, inclusive, and Clause (4) of
Section 801, and (ii) the occurrence of an event specified in Sections 501(4) (in the case of Section 801, with respect to Clause (4) of Section 801), 501(5) (with respect to any of Sections 1005 through 1023, inclusive), 501(6) and 501(7) shall not be deemed to be a Default or an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Clause whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause or by reason of any reference in any such Section or Clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1204.  Conditions to Defeasance or Covenant Defeasance.
               -----------------------------------------------

          The following shall be the conditions to application of either Section 1202 or Section 1203 to the then Outstanding Securities:

          (1) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the Securities, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of, or interest and premium and Liquidated Damages, if any, on the Outstanding Securities on the Stated Maturity or on the applicable Redemption Date, as the case may be, and the Company must specify whether the Securities are being defeased to Maturity or to a particular Redemption Date;

          (2) in the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel to the Trustee confirming that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts, the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

          (3) in the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the Trustee confirming that the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

          (4) no Default or Event of Default shall have occurred and be continuing either: (a) on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit); or (b) insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

          (5) such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

          (6) the Company shall deliver to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Securities over the Company's other creditors with the intent of defeating, hindering, delaying or defrauding its creditors or others; and

          (7) the Company shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the defeasance under Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

SECTION 1205.  Deposited Money and U.S. Government Obligations to be Held in
               -------------------------------------------------------------
               Trust; Other Miscellaneous Provisions.
               --------------------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money and Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and

(premium, if any) and any interest (and Liquidated Damages, if any), but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Securities deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

          Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Securities held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 1206.  Reinstatement.
               -------------

          If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 or 1203; provided, however, that if the Company makes any payment of principal of (and
--------  -------
premium, if any) or inter est (and Liquidated Damages, if any) on the Securities following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

SECTION 1207.  Qualifying Trustee.
               ------------------

          Any trustee appointed pursuant to Section 1204 for the purpose of holding trust funds deposited pursuant to that Section shall be appointed under an agreement in form acceptable to the Trustee and shall provide to the Trustee a certificate of such trustee, upon which certificate the Trustee shall be entitled to conclusively rely, that all conditions precedent provided for herein to the related defeasance or covenant defeasance have been complied with. In no event shall the Trustee be liable for any acts or omissions of said trustee.


                               ARTICLE THIRTEEN

                       Collateral and Security Documents

SECTION 1301.  Security Documents.
               ------------------

          The due and punctual payment of the principal of, and premium, if any, and interest, and Liquidated Damages, if any, on, the Securities when and as the same shall be due and payable, whether on an Interest Payment Date, its Stated Maturity, by acceleration, repurchase, redemption or otherwise, and performance of all other obligations of the Company to the Holders, the Trustee, the Escrow Agent or the Joint Collateral Agent under this Indenture, the Securities and the Security Documents according to the terms hereunder or thereunder, shall be secured, on a first priority basis, as provided in the Security Documents. Each Holder, by its acceptance of a Security, consents and agrees to the terms of the Security Documents (including, without limitation, the provisions providing for foreclosure and release of Collateral), as the same may be in effect or may be amended from time to time in accordance with their terms, and authorizes and directs the Trustee to enter into the Security Documents and to perform its obligations and exercise its rights thereunder in accordance therewith.

SECTION 1302.  Recording and Opinions.
               ----------------------

          (a) The Company will cause, at its own expense, this Indenture, each Security Document and all amendments or supplements thereto, to be registered, recorded and filed and/or re-recorded and/or re-filed and/or renewed in such manner and in such place or places, if any, as may be required by law in order to preserve, protect and maintain the perfected first priority Liens of the Security Documents, and all parts of the Collateral and to effectuate and preserve the security of the Holders and all rights of the Joint Collateral Agent and the Escrow Agent. The Company will pay all taxes, of whatever nature, required to be paid by any Person under applicable laws and regulations in connection with the execution, delivery, recordation, filing, perfection or enforcement of any of the Security Documents.

          (b) The Company shall furnish to the Trustee, the Joint Collateral Agent and the Escrow Agent:

          (1) promptly after the execution and delivery of this Indenture, an Opinion of Counsel or Opinions of Counsel stating that, in the opinion of such counsel, this Indenture, the Security Documents and all other instruments of further assurance have been properly recorded, registered and filed to the extent necessary under applicable law to make effective the Lien intended to be created by the Security Documents, and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all financing statements have been executed and filed that are necessary under applicable law fully to preserve and protect the rights of the Holders, the Joint Collateral Agent and the Escrow Agent hereunder and under the Security Documents, or stating that, in the opinion of such counsel, no such action is necessary to make such Liens effective; and

          (2) within three months after each anniversary of the date of this Indenture, an Opinion or Opinions of Counsel, dated as of such date, either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of (x) this Indenture, (y) the Security Documents and all supplemental indentures and amendments thereto, and (z) financing statements, continuation statements or other instruments of further assurances, as is necessary under applicable law to maintain the Lien of each such Security Document and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all such financing statements and continuation statements have been executed and filed that are necessary to preserve and protect the rights of the Holders and the Trustee hereunder, the rights of the Joint Collateral Agent and the Escrow Agent under the Security Documents, or stating that, in the opinion of such counsel, no such action is necessary to maintain such Liens.

SECTION 1303.  Release of Collateral.
               ---------------------

          (a) Subject to subsections (b), (c) and (d) of this Section 1303, Collateral may be released from the security interests created by the Security Documents at any time or from time to time in accordance with the provisions of the Security Documents or as provided hereby. In the event that the Company delivers an Officer's Certificate certifying that all obligations under this Indenture have been satisfied and discharged by complying with the provisions of Article Four or defeased by complying with Section 1202, the Trustee shall, at the request of the Company, deliver a certificate to the Joint Collateral Agent and/or the Escrow Agent stating that the Securities have been paid in full and instructing the Joint Collateral Agent and/or the Escrow Agent in accordance the Security Documents to release the Collateral from the terms of the Security Documents and hereof.

          (b) At any time when an Event of Default shall have occurred and be continuing and the maturity of the Securities shall have been accelerated (whether by declaration or otherwise) pursuant to Section 502 hereof, no Collateral shall be released except as permitted by the provisions of the Security Documents, and no release of Collateral in contravention of this
Section 1303(b) shall be effective as against the Holders.

          (c) The release of any Collateral from the security interests created by the Security Documents shall not be deemed to impair the Lien described in
Section 1301 in contravention of the provisions of this Indenture if and to the extent that the Collateral or Lien are released pursuant to the terms hereof or, subject to this Section 1303, pursuant to the terms of the Security Documents. To the extent applicable, the Company shall cause Section 314(d) of the Trust Indenture Act relating to the release of property or securities from the security interest of the Security Documents and relating to the substitution therefor of any property or securities to be subjected to the security interest of the Security Documents to be complied with. Any certificate or opinion required by Section 314(d) of the Trust Indenture Act may be made by an Officer of the

Company except in cases where Section 314(d) of the Trust Indenture Act requires that such certificate or opinion be made by an independent Person, which Person shall be an independent expert selected or approved by the Trustee in the exercise of reasonable care.

SECTION 1304.  Certificates of the Company.
               ---------------------------

          The Company shall furnish to the Trustee, the Joint Collateral Agent and the Escrow Agent, prior to each proposed release of Collateral pursuant to the Security Documents, (i) all documents required by Section 314(d) of the Trust Indenture Act and (ii) an Opinion of Counsel to the effect that such accompanying documents constitute all documents required by Section 314(d) of the Trust Indenture Act. The Trustee may, to the extent permitted hereby, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such documents and such Opinion of Counsel.

SECTION 1305.  Joint Collateral Agent.
               ----------------------

          So long as the Trustee acts as Joint Collateral Agent under this Indenture, the Trustee may, from time to time, appoint one or more additional Joint Collateral Agents hereunder. Each of such additional Joint Collateral Agents may be delegated any one or more of the duties or rights of the Trustee hereunder or under the Security Documents or which are specified in any Security Document, including without limitation, the right to hold any Collateral in the name of, registered to, or in the physical possession of such Joint Collateral Agent, for the ratable benefit of the Holders. Each such Joint Collateral Agent shall have such rights and duties as may be specified in an agreement between the Trustee and such Joint Collateral Agent.

SECTION 1306.  Authorization of Actions to be Taken by the Trustee Under the
               -------------------------------------------------------------
               Security Documents.
               ------------------

          The Trustee may collect and receive any and all amounts payable in respect of the Obligations of the Company hereunder. The Trustee shall have power to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Security Documents or this Indenture, and such suits and proceedings as the

Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or under any Security Document, or be prejudicial to the interests of the Holders or of the Trustee).

          Subject to the provisions of Article Six, the Trustee, the Joint Collateral Agent and the Escrow Agent shall have power to, in their sole discretion and without the consent of the Holders, on behalf of the Holders, take all actions they deem necessary or appropriate in order to (a) enforce any of the terms of the Security Documents and (b) institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of this Indenture or any of the Security Documents, and such suits and proceedings as the Trustee or the Joint Collateral Agent or the Escrow Agent may deem expedient to preserve or protect its interests and the interests of the Trustee, the Holders, the Joint Collateral Agent or the Escrow Agent in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of, or compliance with, such enactment, rule or order would impair the security hereunder or under any of the Security Documents, or be prejudicial to the interests of the Holders or the Trustee).

SECTION 1307.  Authorization of Receipt of Funds by the Trustee Under the
               ----------------------------------------------------------
               Security Documents.
               ------------------

          The Trustee is authorized to receive in its own name or through any Joint Collateral Agent or Escrow Agent any funds for the benefit of the Holders distributed under the Security Documents, and to make further distributions of such funds to the Holders according to the provisions of this Indenture.

SECTION 1308.  Duties of Trustee, Joint Collateral Agent and Escrow Agent.
               ----------------------------------------------------------

          The powers conferred upon the Trustee, the Joint Collateral Agent and the Escrow Agent by this Article Thirteen are solely to protect their interests and the interest of the Holders in the Collateral and shall not impose any duty upon the Trustee, the Joint Collateral Agent or the Escrow Agent to exercise any such powers except as expressly provided in this Indenture and in the Security Documents. The Trustee, the Joint Collateral Agent and the Escrow Agent shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any Collateral, or to take any steps necessary to preserve any rights against prior parties except as expressly provided in this Indenture and the Security Documents. None of the Trustee, the Joint Collateral Agent, or the Escrow Agent shall be liable to any Person, except for their negligence (gross negligence in the case of the Escrow Agent and the Joint Collateral Agent) or wilful misconduct, for failure to collect or realize upon any and all of the Collateral, or for any delay in so doing nor shall the Trustee, the Joint Collateral Agent and the Escrow Agent be under any duty to take any action whatsoever with regard thereto except as expressly provided in this Indenture and in the Security Documents. The Trustee, the Joint Collateral Agent and the Escrow Agent shall have no duty to comply with any recording, filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or the Trustee's, Joint Collateral Agent's or the Escrow Agent's rights in or to, any of the Collateral except as expressly provided in this Indenture and in the Security Documents.


                            -----------------------

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.


                                           MISSION ENERGY HOLDING COMPANY



                                           By /s/ Theodore F. Craver, Jr.
                                             --------------------------------
                                             Name: Theodore F. Craver, Jr.
                                             Title: Chief Executive Officer



                                           WILMINGTON TRUST COMPANY



                                           By /s/ James J. McGinley
                                             --------------------------------
                                             Name: James J. McGinley
                                             Title: Authorized Signer

                                                        ANNEX A - Form of
                                                        Regulation S Certificate


                           REGULATION S CERTIFICATE

          (For transfers pursuant to Section 306(b)(i) of the Indenture)


               Re:  13.50% Senior Secured Notes due 2008
                    of Mission Energy Holding Company
                    (the "Securities")
                    ------------------------------------

               Reference is made to the Indenture, dated as of July 2, 2001 (the "Indenture"), from Mission Energy Holding Company (the "Company") to Wilmington Trust Company, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

               This certificate relates to U.S. $____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

               CUSIP No.

               CERTIFICATE No(s). _________________

               The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

               The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

1. Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

               a. the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

               b. the offer of the Specified Securities was not made to a person in the United States;

               c.   either:

                    i. at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                    ii. the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

               d. no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

               e. if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

               f. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

2.   Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

               a. the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

               b. the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.


Dated:                                           _______________________________
                                                 (Print the name of the
                                                 Undersigned, as such term is
                                                 defined in the second paragraph
                                                 of this certificate.)

                                              By:_______________________________
                                                 Name:
                                                 Title:
                                                 (If the Undersigned is a
                                                 corporation, partnership or
                                                 fiduciary, the title of the
                                                 person signing on behalf of the
                                                 Undersigned must be stated.)

                                                    ANNEX B - Form of Restricted
                                                    Securities Certificate


                       RESTRICTED SECURITIES CERTIFICATE

     (For transfers pursuant to Section 306(b)(ii) of the Indenture)

          Re:  13.50% Senior Secured Notes due 2008
               of Mission Energy Holding Company
               (the "Securities")
               ------------------------------------

          Reference is made to the Indenture, dated as of July 2, 2001 (the "Indenture"), from Mission Energy Holding Company (the "Company") to Wilmington Trust Company, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S. $_________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No.
          ISIN No.
          CERTIFICATE No.(s). _________________

          The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

i. Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

               (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

               (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

ii.  Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

               (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

               (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.


Dated:                                           _______________________________
                                                 (Print the name of the
                                                 Undersigned, as such term is
                                                 defined in the second
                                                 paragraph of this certificate.)



                                              By:______________________________
                                                 Name:
                                                 Title:

                                                 (If the Undersigned is a
                                                 corporation, partnership or
                                                 fiduciary, the title of the
                                                 person signing on behalf of the
                                                 Undersigned must be stated.)

                                                    ANNEX C - Form of Restricted
                                                    Securities Certificate


                      UNRESTRICTED SECURITIES CERTIFICATE

(For removal of Securities Act Legends pursuant to Section 306(c) of the Indenture)

          Re:  13.50% Senior Secured Notes due 2008
               of Mission Energy Holding Company
               (the "Securities")
               ------------------------------------

          Reference is made to the Indenture, dated as of July 2, 2001 (the "Indenture"), from Mission Energy Holding Company (the "Company") to Wilmington Trust Company, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S. $_______ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ____________________

          CERTIFICATE No(s)._______________

          The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 306(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.


Dated:                                           _______________________________
                                                 (Print the name of the
                                                 Undersigned, as such term is
                                                 defined in the second
                                                 paragraph of this certificate.)


                                              By:______________________________
                                                 Name:
                                                 Title:

                                                 (If the Undersigned is a
                                                 corporation, partnership or
                                                 fiduciary, the title of the
                                                 person signing on behalf of the
                                                 Undersigned must be stated.)

                                                  ANNEX D - Form of
                                                  Certification to be Given by
                                                  Holders of Beneficial Interest
                                                  in a Regulation S Temporary
                                                  Global Security


                        OWNER SECURITIES CERTIFICATION

                        MISSION ENERGY HOLDING COMPANY

                     13.50% Senior Secured Notes due 2008


          This is to certify that, as of the date hereof, $________ of the above-captioned Securities are beneficially owned by non-U.S. person(s). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act of 1933, as amended.

          We undertake to advise you promptly by tested telex or electronic transmission on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings.


Dated:__________, ____


By:___________________________________
   As, or as agent for, the beneficial
   owner(s) of the Securities to which
   this certificate relates.

                                            ANNEX E - Form of Certification to
                                            be Given by the Euroclear Operator
                                            or Clearstream S.A.


                      DEPOSITARY SECURITIES CERTIFICATION

                     13.50% Senior Secured Notes due 2008


          This is to certify that, with respect to U.S. $____________ principal amount of the above-captioned Securities, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from member organizations appearing in our records as persons being entitled to a portion of the principal amount of Securities set forth above (our "Member Organizations"), certifications with respect to such portion, substantially to the effect set forth in the Indenture.

          We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest)any portion of the Regulation S Temporary Global Security (as defined in the Indenture) excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

          We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


Dated:__________, ____

Yours faithfully,
[Euroclear Bank S.A., N.V., as operator of the Euroclear system]

or

[Clearstream S.A.]



By___________________________

                                      E-2